[GRAPHIC]

                               VAN ECK/CHUBB FUNDS
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                               GLOBAL INCOME FUND
                           GOVERNMENT SECURITIES FUND
                             GROWTH AND INCOME FUND
                                 TAX-EXEMPT FUND
                                TOTAL RETURN FUND


                         THE VAN ECK PARTNERSHIP SERIES

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                               VAN ECK/CHUBB FUNDS
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Dear Fellow Shareholder:

THE NOT SO NEW ECONOMY

It may seem hard to believe, but it was not that long ago that the U.S. economy was growing at an astonishing 5%-7% per year. There was record low unemployment, strong consumer spending, increasing productivity, and almost no inflationary concerns. The equity market was reaching new highs, thanks in part to soaring technology stocks. This economy was unlike any before it. It was a "New Economy," and it would grow forever. However, that is not today's reality.

In March of 2000, the technology-laden Nasdaq Composite Index* began its dramatic fall. Investors tried to convince themselves it was a temporary setback, but signs of economic weakness continued to mount: inventory surpluses, disappointing corporate earnings, a broad stock market decline, and rising energy costs. By the end of last year there was no denying that, like economies before it, this one went up and down, and we were in the midst of a serious down cycle.

During the first six months of 2001, the economy has continued to deteriorate. And as Federal Reserve Board (the "Fed") Chairman Alan Greenspan recently told the U.S. Congress, "The period of sub-par economic performance...is not yet over, and we are not free of the risk that economic weakness will be greater than currently anticipated." To its credit, the Fed has moved aggressively to stave off a full-blown recession. In January it announced a 50-basis-point (0.50%) cut in the federal funds (interest) rate. Since then, rates have been lowered five more times, for a total of 275 basis points. To put this in perspective, during the 1990-91 recession it took the Fed 17 months to lower rates a comparable amount.

Historically, it takes six to nine months for rate cuts to work their way through the system, but this time we saw a more immediate benefit in increased consumer confidence. The U.S. is a consumption-driven economy, with consumer spending accounting for more than two-thirds of our GDP (gross domestic product).

While consumer confidence has waned at times, spending has remained surprisingly strong during the first half of the year.

Unfortunately, the same could not be said for corporate profits. Over the last few years, companies invested heavily in operating infrastructure, including facilities and technology. To pay for these improvements without sacrificing profits, the companies needed to either increase prices, or increase sales. Most companies found that fierce global competition made it almost impossible to raise prices, so they relied on the seemingly endless demand. The global economy's downturn greatly reduced that demand, and therefore reduced profits.

A SHIFTING INVESTMENT ENVIRONMENT

The 2001 financial markets are shaping up as a textbook case for diversification. Stocks outperformed bonds for several years before the bull market run finally ended in 2000. In last year's reversal, the stock market (as measured by the S&P 500 Index**) fell 9.11% while bonds (as measured by the Lehman Brothers Aggregate Bond Index***) rose 11.63%. It is still unclear which asset class will prevail in 2001, as the changing economic picture and unpredictable investor psychology have kept market volatility high.

Through June 30, 2001, bonds gained 3.62% and stocks lost 6.70%. What these six-month results do not show are the month-by-month performance shifts and sector rotation that characterized the period. Both the bond and stock markets were greatly influenced by the Fed's actions. On the bond side, interest rate cuts led to a rally in the short-term market and a decline in the long-term market--the exact opposite of what we saw in 2000. Short-term government bonds rose 2.76% in the first quarter and 1.18% in the second quarter for a total gain of 3.97%, while long-term government bonds rose 1.39% in the first quarter and fell 1.75% in the second quarter for a total loss of 0.39%. On the stock side, the rate cuts raised investors' hopes of a recovery, driving them into more economically sensitive industries. In the first quarter, stocks continued to struggle, dropping 11.86%. In the

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                               VAN ECK/CHUBB FUNDS
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second quarter, stocks posted their first three-month gain in a year with a
5.85% return. Some of the best performing sectors in this period were last year's biggest losers--technology and telecommunications.

THE TECHNOLOGY FACTOR

In retrospect, technology stocks were not the no-lose proposition that some investors thought they were. By 1999, even the most conservative investors had jumped on the technology bandwagon. However, since its peak in March 2000 through June 30, 2001, the Nasdaq Composite Index has plummeted from 5048 to 2161. The investor sell-off in the technology sector eventually spread to other industries and brought down the entire stock market.

It is tempting now to blame technology for all of our economic woes. That would be a mistake. Fundamental economic problems existed and the technology crisis simply brought them to light. Technology was not the cause, nor is it the solution. Investors hit hard by last year's stock market fall are trying to recoup their losses with quick technology gains. This mindset favors short-term, speculative investing, which only increases overall market volatility. We advocate a more long-term view of the technology sector. We strongly believe that technology is the foundation for improved efficiency and productivity in virtually all industry sectors. As a result, we will continue to invest some portion of our equity funds in selectively chosen technology issues.

OUR OUTLOOK

As we have said, we believe the Fed rate cuts should begin to take effect over the next few months. Combine that with falling energy prices, growing consumer confidence and soon-to-be mailed tax rebate checks, and we would expect the economy to show some signs of a revival in fourth quarter 2001. After that, we will look to settle into a more moderate economy, with low inflation, low and stable interest rates, and 2%-3% annual growth. This new economic environment will likely require investors to lower their expectations. The U.S. stock and bond markets should continue to perform well, but with returns in line with historical averages rather than the returns we have seen in the past few years.

Given this expected scenario, we encourage you to maintain a long-term perspective and to stay focused on your ultimate financial goals. We believe that this is not a time to take undue risks, but rather remain disciplined and diversified with your financial portfolio.

Thank you for the trust you have shown us through your investments in the Van Eck/Chubb Funds. We value our relationship with you and we will work hard to help you reach your investment goals.


[PHOTO]

/s/ MICHAEL O'REILLY
--------------------

MICHAEL O'REILLY
PRESIDENT
VAN ECK/CHUBB FUNDS

PRESIDENT AND CHIEF OPERATING OFFICER
CHUBB ASSET MANAGERS, INC.

July 12, 2001


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    The Nasdaq Composite Index, Standard & Poor's 500 Index and the Lehman
    Brothers Aggregate Bond Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  * The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

 ** The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

*** The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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THE VAN ECK/CHUBB GLOBAL INCOME FUND SEEKS CAPITAL APPRECIATION AND A STEADY
FLOW OF DIVIDEND INCOME BY INVESTING PRIMARILY IN HIGH-GRADE U.S. INTERNATIONAL DEBT SECURITIES. UNDER NORMAL CONDITIONS, THE FUND MAINTAINS AT LEAST 75% OF ITS PORTFOLIO IN INVESTMENT GRADE SECURITIES, WHICH ARE OFTEN FOUND IN THE MORE MATURE INVESTMENT MARKETS OF DEVELOPED NATIONS.

Global bond markets generally rose over the first six months of 2001 in local currency terms, but the strong U.S. dollar pushed most returns into negative territory for domestic investors. The Van Eck/Chubb Global Income Fund had disappointing results in this period, with a loss of 7.74%. Your Fund's performance lagged both the 4.56% loss of the benchmark Salomon Smith Barney World Government Bond Index (WGBI)* and the 0.60% loss of its peer mutual funds in the Lipper Global Income Fund Index.** Longer period performance results for the Van Eck/Chubb Global Income Fund are included in the table that follows.

ECONOMIC AND BOND MARKET OVERVIEW

Over the last six months, the strength of the U.S. dollar continued to distort the performance of global bond markets. In local currency terms, the Salomon Smith Barney WGBI gained 2.08%. Most of the major markets making up the Index also posted positive returns, with Japan (3.61%), Greece (2.83%), Switzerland (2.42%), and Italy (2.08%) leading the pack. The only two countries with negative returns in local currency terms were Sweden (-0.45%) and the UK (-1.37%). However, it is a very different picture when viewed in U.S. dollar terms. The strong dollar dragged the WGBI return down to a 4.56% loss. And while the U.S. market was able to return 1.95%, all other major markets posted negative returns in excess of 5%. After the U.S, the best performing markets were Japan (-5.13%), the UK (-7.14%), Greece (-7.28%), and Switzerland (-7.66%).
The worst performing market was Sweden, which fell 13.71%.

The U.S. economy is the leader in the world, and developments in our country often have an effect on the international financial markets. Monetary tightening, rising energy prices and a massive technology stock sell-off pushed the U.S. economy into decline last year. Despite aggressive action from the Federal Reserve Board (the "Fed"), the situation has not noticeably improved so far in 2001. The Fed stepped in early, lowering interest rates 50 basis points (0.50%) at an unscheduled meeting in January. Since then, they have cut rates five more times in an effort to draw individuals and corporations back into the economy. The traditional thinking is that it takes a minimum of six to nine months for rate cuts to have an impact, which means the U.S. economy should start picking up soon. In the meantime, short-term bond prices rose, as interest rates and bond prices move in the opposite direction. On the other hand, longer-term bond rates rose and their prices fell as investors anticipated the economy picking up again.

The economic situation in Europe has been tracking the U.S., although it appears to be lagging by about six months. The Eurozone is feeling the pressure of a faltering equity market and slowing growth. In addition, it is suffering from low consumer and business confidence, and frustrations are mounting due to the inaction of the European Central Bank (ECB). Unlike the Federal Reserve Board, the ECB has been slow to intervene. Citing inflation concerns, the ECB has only cut rates once, a 25-basis-point drop in May. This economic uncertainty is evident in the euro currency, which lagged both the U.S. and Japan during the reporting period. The only truly positive economic story within Europe right now is the UK, where economic data has been surprisingly strong, yet inflation has been muted.

Even in the midst of these struggling economies, Japan stands out as a trouble spot. Despite an aggressive program of fiscal stimulus, the country's economic situation deteriorated further last year, forcing major rating agencies to downgrade the credit quality of its bonds. Since then, Japan has elected a new Prime Minister, who has promised to stabilize the economy through fiscal tightening and structural reform. The country's problems have been good news for the bond market, which tends to perform well during economic weakness. Over the last six months, Japan's returns led the world's major markets. It should be noted, however, that these

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bonds are a higher risk investment and, in addition, the Japanese yen has been extremely volatile against the dollar.

FUND REVIEW

Several factors contributed to the Fund's disappointing performance in the first half of 2001, some of them common to the global bond market and some of them specific to the Fund. For the most part, we maintained a defensive posture for the Fund, choosing to wait out global market volatility with a geographically diversified, high quality portfolio. By taking a long-term perspective and staying consistent, we hoped to avoid the trap of chasing short-term opportunities--many of which quickly turn sour.

Unfortunately, our more conservative strategy left us underexposed in some of the period's top performing countries and credit sectors. For example, at the beginning of 2001 the Fund held approximately 26% of its total assets in U.S. bonds. This weighting was slightly higher than the benchmark, but considerably lower than our peers in the Lipper Global Income Fund Index, most of which were significantly overweight in the strong performing U.S. market. To deliver competitive returns to our shareholders, we have moved to increase our exposure to the U.S. and, as of June 30, 2001, held approximately 34% of the Fund's net assets in U.S. bonds with a total U.S. dollar currency exposure of 56%. This positioning puts our U.S. exposure at 30% above the Index, but we believe it is warranted given our view of the continued dominance of the U.S. bond market and currency. The Fund's low exposure to the Japanese market also hindered performance, but this was offset by being underweight the weakening yen. We have maintained our underweighting in this high risk region as we wait for more definitive signs of where the economy is heading.

The Fund's high quality focus also detracted from our relative performance. High yield bonds offered some excellent opportunities over the last six months, both in the U.S. and abroad. However, we chose to generate incremental yield by adding higher-grade credit paper to the portfolio, which underperformed riskier, lower-rated securities. In addition, some of the high-yield bonds we did hold over the last six months did not perform well, in particular our telecom holdings. Telecom issues have performed poorly this year, due in part to concerns of over-leveraging by some firms to secure licensing agreements.

On the positive side, the Fund received strong contributions from its UK corporate bond holdings. We believe the UK continues to offer potential. Despite the strong economic picture, the country is enjoying low or falling inflation and an improving currency relative to the U.S. dollar.

PORTFOLIO OUTLOOK

Looking ahead, we can foresee three distinct scenarios, all of them driven by the U.S. economy. In the first, the U.S. economy continues to slow. From the U.S. perspective, this would result in a strong domestic bond market. In the second scenario, the U.S. economy recovers and begins growing at a much more moderate rate than we saw in past years. This economy would be characterized by growth in the 2%-3% range, low inflation and low interest rates. The U.S. bond market would not be as strong under these conditions, but should deliver returns in line with its historical average. A recovery of this sort would not be enough to turn the global economic decline around completely. Foreign bond markets could well represent the better value in this case. In the third scenario, the U.S. economy rebounds dramatically, returning to the robust growth seen in the late 90s. This revival would pull global economies up as well, depressing the U.S. and foreign bond markets.

Having evaluated the efforts of the Fed, combined with falling energy prices and reduced taxes, we believe the second scenario is the most likely. As such, we expect the U.S. economy to begin improving later this year with the bond market still delivering respectable returns. Based on these projected circumstances, we have positioned the Fund to take advantage of a healthy U.S. bond market and currency. At the same time, we have maintained a diversified European portfolio and remained cautious on Japan. We have also extended the duration of the portfolio longer than that of the

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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Index to reap the maximum potential benefit of low, stable interest rates.

We thank you for your investment in the Van Eck/Chubb Global Income Fund. We look forward to helping you meet your investment objectives in the months ahead.


        [PHOTO]                    [PHOTO]


/s/ ROGER C.P. BROOKHOUSE   /s/ MARJORIE D. RAINES
------------------------    ----------------------

ROGER C.P. BROOKHOUSE       MARJORIE D. RAINES
SENIOR VICE PRESIDENT       SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.  CHUBB ASSET MANAGERS, INC.


        [PHOTO]

/s/ EMMA C. FISHWICK
------------------------
EMMA C. FISHWICK
VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

July 25, 2001


   The Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 * The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of 18 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

** The Lipper Global Income Fund Index is comprised of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issues located in at least three countries, one of which may be the United States. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the global income category.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
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                                  AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)             0.13%           0.97%
--------------------------------------------------------------------------------
5 year                          (0.23)%          0.74%
--------------------------------------------------------------------------------
1 year                         (11.19)%         (6.76)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A Shares: maximum sales charge = 4.75%

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                                % OF PORTFOLIO(1)

       [The following table represents a pie chart in the printed piece.]

                        Short-Term Obligations:  4.8%
                              Other Net Assets:  2.3%
                                       Options:  0.1%
                               Corporate Bonds: 14.2%
             Government and Agency Obligations: 78.6%


                                 TOP COUNTRIES
                                  United States
                                     France
                                     Germany
                                   Netherlands
                                 United Kingdom
                                      Italy
                                     Canada

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    9.3 Years

                               PORTFOLIO DURATION
                                    6.1 Years

                                30-DAY SEC YIELD
                                      4.21%

--------------------------------------------------------------------------------

1 As a percentage of total net assets at June 30, 2001.

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                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
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THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND SEEKS TO EARN A HIGH LEVEL OF
INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL VALUE. THE FUND WILL TYPICALLY BE INVESTED IN A COMBINATION OF U.S. TREASURY NOTES AND BONDS, GOVERNMENT AGENCY DEBENTURES AND/OR GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES, SUCH AS THOSE ISSUED BY "FANNIE MAE" OR "FREDDIE MAC."

The Van Eck/Chubb Government Securities Fund continued to deliver competitive returns to its shareholders for the six months ending June 30, 2001. During this period, the Fund achieved a total return of 2.18%. This performance was comparable to the 2.27% return from the benchmark Lehman Government Bond Index,* and the 2.30% average return of peer mutual funds, as measured by the Lipper General U.S. Government Fund Index.** Your Fund's longer-term performance results are included in the table that follows.

U.S. BOND MARKET OVERVIEW

For years all eyes were on the stock market, watching its thrilling climb higher and higher. But in 2000 stocks fell from their heady heights and long-term U.S. Treasuries surprised many by taking over center stage, ending the year as the best performing asset class, based on their 20.3% return. How did it happen? In retrospect, it all makes perfect sense. The U.S. economy was growing rapidly. The Federal Reserve Board (the "Fed") was attempting to slow things down with a series of six interest rate hikes. Short-term bonds responded quickly to this tightening policy, with 1-year Treasury yields rising 57 basis points (.57%), from 5.32% to 5.89%. Longer-term bonds anticipated the economy would be slowed by the cuts, driving 10-year Treasuries down 130 basis points from 6.44% to 5.11%. At the end of the year, the yield on short-term Treasuries was higher than long-term Treasuries. This condition, known as an inverted yield curve, typically forecasts an economic decline.

The inverted curve was indeed prophetic, as the economy deteriorated rapidly in 2001. Rising energy prices, falling global economies and continued weakness in the technology sector had given the U.S. economy the final push into a decline. The Fed opted to act quickly, cutting interest rates 50 basis points in early January. After a total of six rate cuts, the Fed had dropped rates 275 basis points, from 6.50% to 3.75%. Short-term bonds again responded quickly, with 1-year Treasury yields falling 224 basis points by June 30, from 5.89% down to 3.65%. Longer-term bonds anticipated the economy picking up again, pushing the 10-year Treasury yield up 30 basis points by June 30, from 5.11% to 5.44%.

At this point, we believe the Treasury market has fully priced in the effects of the Fed easing program and we don't see many prospects for another significant rally. On the other hand, several non-Treasury securities look attractive. For example, mortgage-backed securities outperformed Treasuries by approximately 1.8% from January through June 2001. The risk associated with mortgage-backed securities is that they will be prepaid. To compensate investors for incurring this risk, mortgage-backs tend to pay a higher yield. Stabilizing interest rates have subdued prepayment fears, leading to strong investor demand for mortgage-backed securities.

With respect to alternative investment opportunities, investors were pulled away from the government bond market over the last six months by strength in the corporate bond market (especially high yield corporate securities) and short-lived jumps in the stock market. These investors appear to be buying in the hope of a recovery, rather than on any tangible sign.

FUND REVIEW

In line with our objectives, over the last six months we continued to take a fairly conservative approach to the U.S. government bond market. We maintained the Fund's average maturity structure and only made a slight extension in the portfolio's duration. We did, however, make some notable sector allocation changes.

As we discussed in our December 2000 report, we have been monitoring interest rates and considering a move out of putable agency issues and into mortgage-backed securities. Putable agency

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debentures are longer-term government bonds that the holder can "put" back to the issuer at some set date prior to maturity. By the end of last year, almost 45% of the Fund was invested in Tennessee Valley Authority Putable Debentures, which carried a 6.23% yield. We have since "put" these securities back to the issuer and re-deployed the assets into discount mortgage-backed securities.

This sector change brings the percentage of the portfolio invested in mortgage-backed securities up to approximately 65% as of July 15, 2001.+ We are particularly pleased with the timing of this purchase. Mortgage-backed securities offer the most value in a stable interest rate environment, as investors can reap the rewards of additional yield without much prepayment risk. It is our opinion that the Fed has only one or two more cuts in its easing cycle, after which we will head into just such a period of stable rates.

PORTFOLIO OUTLOOK

The Fed's rate cuts have not fully filtered down into the economy yet, but it does not appear that their easing will be enough to generate a robust recovery. We expect the economy to pick up slowly late in the year and then muddle along in 2002--posting 2%-3% annual growth. We believe the financial markets will follow a similar course, ultimately settling back into historical average returns. We believe a well-diversified portfolio, including U.S. government bond exposure, should serve investors well in this environment.

Thank you for the trust you have shown in us with your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment goals in the future.


      [PHOTO]                     [PHOTO]

/s/ NED I. GERSTMAN         /s/ PAUL R. GEYER
-------------------------   --------------------------
NED I. GERSTMAN             PAUL R. GEYER
SENIOR VICE PRESIDENT       VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.  CHUBB ASSET MANAGERS, INC.

July 31, 2001


 + These changes are not reflected in the Fund's June 30 "Schedule of Portfolio
   Investments" since they did not clear until July 15. The Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 * The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

** The Lipper General U.S. Government Fund Index is comprised of funds that invest at least 65% of their assets in U.S. Government and agency issues. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the general U.S. Government category.

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                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
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--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
                                  AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)             7.64%           8.02%
--------------------------------------------------------------------------------
10 Year                          6.85%           7.37%
--------------------------------------------------------------------------------
5 Year                           5.58%           6.60%
--------------------------------------------------------------------------------
1 Year                           3.76%           8.92%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 4.75%

--------------------------------------------------------------------------------

                                % OF PORTFOLIO(1)

       [The following table represents a pie chart in the printed piece.]

                   U.S. Government and Agency Obligations: 96.4%
                                         Other Net Assets:  3.6%


                                              % OF
  PORTFOLIO COMPOSITION                    PORTFOLIO(1)

    Tennessee Valley Authority                45.1%
     Putable Debentures

    Federal National Mortgage                 23.8%
     Association Securities

    U.S. Treasury Securities                  20.4%

    Federal Home Loan Mortgage                 7.0%
     Association Securities

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    6.9 Years

                               PORTFOLIO DURATION
                                    3.9 Years

                                30-DAY SEC YIELD
                                      4.83%

--------------------------------------------------------------------------------

1 As a percentage of total net assets at June 30, 2001.

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                      VAN ECK/CHUBB GROWTH AND INCOME FUND
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THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM
CAPITAL APPRECIATION THROUGH INVESTMENT IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES--INCLUDING PRICE EARNINGS RATIOS--AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

Over the last six months, the Van Eck/Chubb Growth and Income Fund continued to search for opportunities in a disappointing stock market. Despite a jump in the second quarter, the benchmark S&P 500 Index* declined 6.70% over the six months ending June 30, 2001. Your Fund fell 8.41% in this environment, while an average of peer mutual funds, as measured by the Lipper Multi-Cap Core Fund Index,** declined 5.13%. Longer-term performance results for the Fund are included in the table that follows.

MARKET OVERVIEW

Since March 2000 when the Nasdaq began its fateful fall, stock investors have been waiting for the comeback. As of June 30, 2001, the wait continues. Despite a short rally in the second quarter, most major stock market indices turned in negative results for the six months ending June 30, 2001. The S&P 500 Index (large-caps) fell 6.70%, the Dow Jones Industrial Average*** (blue chips) fell 1.96%, the Russell Mid-Cap Index+ (mid-caps) fell 1.96% and the Nasdaq Composite Index++ (technology) fell 12.32%.

The story behind these numbers is one of volatility and sector rotation. When the stock market fell so dramatically last year, shell-shocked investors abandoned technology for more defensive industries such as pharmaceuticals, utilities and healthcare. These areas are considered relatively immune to changes in the economy and are therefore viewed as "safer" vehicles during periods of market unrest.

Since the beginning of 2001, the Federal Reserve Board has worked aggressively to put the economy back on track. Just days into the new year the Fed announced a 50-basis-point (0.50%) cut in the federal funds rate. This cut was followed by five more for a total of 275 basis points, bringing the rate down from 6.50% to 3.75% by the end of June 2001. It generally takes six to nine months for monetary policy to filter down and, if this holds true, the economy should start to show signs of improvement in the third or fourth quarter of the year. Investors, anticipating this economic revival, shifted their assets again, moving out of defensive industries and back into growth industries. As a result, consumer services, specialty retailers and select technology sectors (software, biotechnology, wireless communications) were among the best performing industries in the second quarter. At this point there is still very little hard evidence to back up these investors' confidence. In fact, what data we do have shows that while we may avoid an economic recession, we are already in the midst of a profits recession--usually bad news for investors. Over the last few years, most companies invested heavily in technology. This was a necessary expense in order to stay efficient and competitive, but added a new fixed cost. To maintain profit margins in the face of this operating expense, companies need to increase revenue. That is difficult to do in the current environment, when demand is waning and global competition prevents price hikes. The result is a period of disappointing corporate earnings and stalled stock prices.

FUND REVIEW

As the reporting period began, we made some fairly significant changes to your Fund's portfolio, working to improve overall quality and better position it for uncertain times. Our more defensive posture meant we did not benefit as much as possible from the second quarter rally in growth stocks. We stand behind our strategy, however, choosing to ride out these rapidly changing times by concentrating on careful stock selection over industry bets. We continue to look for leading companies with proven track records, quality management and solid future growth prospects. Companies that meet this criteria

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

and have reasonably priced stocks are considered candidates for the portfolio.

An example of how this stock-specific approach benefited the Fund in the last six months is Baxter International (1.6% of the Fund's total net assets as of June 30). Baxter is engaged in the development, manufacturing and distribution of products used in the healthcare industry. While healthcare stocks have been moving in and out of favor, we stuck with Baxter based on its growing business segments and improving operational efficiency. We were rewarded for this stance, as its stock price has increased substantially since we purchased it. We have taken some of our profits from this investment, but maintain our relatively large position, as we continue to believe in its long-term prospects. We have also recently added Wellpoint Health Networks (2.5% of assets), another healthcare stock, to our portfolio. Wellpoint provides network-based managed care products (such as HMOs) to companies, individuals and senior markets. The company has a first-rate management team and a record of double-digit earnings over the last five years.

We are pleased to report that several of the Fund's top holdings were also major contributors to performance, including Costco and Washington Mutual. Costco (4.1% of assets) is a national discount-merchandise warehouse chain. The company has an excellent management team, sound performance history and substantial room for growth. Last year, Costco made some significant capital expenditures, which should improve its long-term operations, but which hurt its short-term earnings and stock price. Costco has risen sharply since we purchased it. Washington Mutual (4.2% of assets) is a successful regional thrift. The company is led by a smart management team, holds strong local position, and has produced steady growth over the last several years. From January to June 30, 2001, Washington Mutual's stock has appreciated 7.5%.

Overall, the Fund's technology holdings continued to be a drag on performance. By the end of 2000, we had trimmed our technology position down to 22%, keeping only those holdings that met our strict selection criteria. Despite their unique stories, our stocks have been driven by the broader sector, moving up and down in price based on investors' changing attitude toward technology. In particular, the Fund's position in Nortel (1.1% of assets), and Selectron (0.9% of assets) hurt results. Despite this, we remain committed to technology and telecommunications over the longer-term, and we will continue to hold some portion of the Fund's assets in these promising sectors.

THE OUTLOOK

The Fed's rate cuts and the upcoming tax rebates should begin to pull the economy back up in the second half of 2001. Whatever improvements we see then will lay the groundwork for next year's financial markets. We are cautiously optimistic about where we are heading, looking for a slightly better economy characterized by low inflation, low short-term interest rates and 2%-3% growth. In terms of the stock market, we expect continued volatility this year, followed by short, unsustainable periods of growth next year. Given this scenario, we believe it will be a stock picker's environment, where pockets of opportunity exist for the research-oriented investor. We feel our investment strategy and portfolio position are well suited to this type of market.

We thank you for your investment in the Van Eck/Chubb Growth and Income Fund and we look forward to continuing to help you meet your investment objectives.

       [PHOTO]

/s/ ROBERT WITKOFF
--------------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

July 18, 2001

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

    The Standard & Poor's 500 Index, Lipper Multi-Cap Core Fund Index, Dow Jones Industrial Average, Russell Mid-Cap Index and Nasdaq Composite Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  * The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

 ** The Lipper Multi-Cap Core Fund Index is an index comprised of funds that invest in a variety of market capitalization ranges, without concentrating 74% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index.

*** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

  + The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is approximately $4.2 billion; the median market capitalization is approximately $3.2 billion.

 ++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
                                  AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)            11.06%          11.55%
--------------------------------------------------------------------------------
10 Year                          9.72%          10.37%
--------------------------------------------------------------------------------
5 Year                           5.08%           6.33%
--------------------------------------------------------------------------------
1 Year                         (28.61)%        (24.25)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                % OF PORTFOLIO(1)

       [The following table represents a pie chart in the printed piece.]

                                Common Stocks: 94.5%
                             Other Net Assets:  5.5%

                                             % OF
   TOP TEN EQUITIES                       PORTFOLIO(1)
     Washington Mutual, Inc.                 4.2%
     Costco Wholesale Corp.                  4.1%
     General Dynamics Corp.                  3.9%
     Wells Fargo & Company                   3.8%
     Citigroup, Inc.                         3.2%
     UnitedHealth Group, Inc.                3.1%
     Anheuser-Busch Companies, Inc.          3.0%
     HCA-The Healthcare Co.                  3.0%
     SBC Communications, Inc.                3.0%
     AOL Time Warner, Inc.                   2.6%


                                             % OF
   TOP TEN INDUSTRIES                     PORTFOLIO(1)
     Financial Services                     15.2%
     Retail                                  9.2%
     Telecommunications                      7.5%
     Electronics                             7.2%
     Technology                              6.1%
     Healthcare Services                     6.1%
     Aerospace & Defense                     5.8%
     Oil & Gas Equipment and Services        5.4%
     Utilities                               3.7%
     Electrical Equipment                    3.4%

--------------------------------------------------------------------------------

1 As a percentage of total net assets at June 30, 2001.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TAX-EXEMPT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND'S MANAGERS PERFORM RIGOROUS CREDIT ANALYSIS IN SELECTING TAX-EXEMPT BONDS FROM ACROSS THE U.S. THE FUND EMPHASIZES INVESTMENT-GRADE SECURITIES, INCLUDING GENERAL OBLIGATION AND REVENUE-BACKED BONDS.

We are pleased to report that for the six months ended June 30, 2001, the Van Eck/Chubb Tax-Exempt Fund gained 2.34%. This performance was in line with the 2.63% average return of the Fund's peer group, as measured by the Lipper General Municipal Bond Fund Index.* During this same time period, the benchmark Lehman Brothers Municipal Bond Index** gained 2.88%. The performance results for your Fund over longer time periods are in the table that follows.

U.S. MUNICIPAL MARKET OVERVIEW

2000 was a memorable year for the fixed income market. The slowing U.S. economy, high energy prices and a dramatic drop in the stock market combined to create a near perfect environment for bonds. Municipal securities benefited in this environment, turning in their best annual performance since 1995. Thus far, 2001 has not met the high standard set last year. But, with the support of the Federal Reserve Board (the "Fed"), the municipal bond market performed well over the six months ending June 30, 2001.

The Fed has continued to hold the rapt attention of investors this year. From January to June 30, 2001, it attempted to stop the economy's decline by cutting the federal funds rate. In total, the Fed instituted six cuts, dropping the rate 275 basis points (2.75%) from 6.50% to 3.75%. In general, it takes up to a year for this type of monetary policy change to affect the economy. However, the Fed's actions can have a more immediate effect on the financial markets, especially the short-term bond market. Rate cuts drove the yield on shorter-maturity municipal bonds down, causing their prices to move upwards. Through June 30, 2001, the yield on one-year Aaa municipal bonds fell 138 basis points, from 3.95% to 2.57%.

Longer maturity bonds are less influenced by changes to the federal funds rate, and more influenced by how the economy and inflation will perform in the future. The yield on longer-maturity municipal bonds anticipated an improving economy, suggesting a more challenging backdrop for bonds. Through June 30, 2001, the yield on 30-year Aaa municipal bonds rose slightly from 5.16% to 5.22%. However, these municipal bonds were still attractive to investors on a relative basis, as they outperformed long-term Treasuries. For the six months ending June 30, 2001, the yield on 30-year Treasury bonds rose 30 basis points from 5.46% to 5.76%.

The Federal Reserve Board's actions also affected the supply of municipal issues. Municipal bond volume had fallen off in 2000, primarily due to a more than 50% drop in refundings. But, with rates coming down over the last six months, issuers were motivated to refinance. As such, refundings increased almost 300% from January to June 30, 2001, going from $8 billion up to $31.7 billion. New debt offerings were also up, with a total of $90.3 billion made available through June. The largest amount of issuance over this period was within the state of California, where a total of $17.4 billion was introduced to the market. Unlike many of the state and local governments that had built up their financial strength during the last few years, California is facing increasing signs of economic weakness, a well publicized energy crisis and drained state coffers.

FUND REVIEW

As we stated in previous reports, our goal in managing the Fund is to provide solid returns through all market cycles. As a result, we do not make radical strategy shifts or reallocations in search of short-term gain. This philosophy proved especially prudent over the last six months, when several of our long-standing strategies and portfolio positions benefited the Fund.

For example, the Fund's consistent focus on high credit quality allowed us to benefit from several upgrades during the reporting period. From year-end 2000 through June 30, 2001, the percentage of

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

the portfolio invested in Aaa- and Aa-rated bonds--the two highest credit categories--rose from 69.8% to 74%. Given today's narrow yield spread environment, we believe we can continue to maintain our quality stance without sacrificing much in terms of yield. We also consistently adhered to our "barbell" maturity strategy over this period. Under this strategy, a portfolio is invested primarily in the shorter and longer ends of the maturity spectrum. The shorter-term securities are used to generate incremental yield, while the longer-term securities add total return potential.

The Fund's top four state allocations remain New York, Washington, Indiana and Texas. All four boast what we consider to be strong economic pictures and healthy finances. New York in particular performed well for the Fund over the last six months, and both New York City and New York State were recently upgraded. But the bigger state-specific story was what the Fund purposely avoided--California. California is the largest state in the benchmark and it trailed the Lehman benchmark's performance for the six months ending June 30, 2001.

In terms of credit sectors, we remain committed to transportation, with a particular focus on airports and toll roads. We are also looking forward to strong contributions from our existing electric utilities. Examples of Fund holdings in this area are Washington Public Power Supply System and Indiana Municipal Electric Authority. Both are well-positioned, low cost power providers.

PORTFOLIO OUTLOOK

We believe the economy is close to bottoming out and that we will begin to see signs of improvement by the end of the year. However, we are forecasting a subdued recovery, and don't anticipate any radical revival in the financial markets. Given this type of environment, we would expect to see continued investor interest in municipal bonds. Of course, the major attraction of municipals remains tax-exempt income. For investors in the 39.6% federal tax bracket, a 3.47% tax-exempt yield is equivalent to a 5.75% taxable yield.

In summary, given the current fundamentals in the market and our outlook, we believe municipals will continue to be attractive for risk- and tax-averse investors.

We thank you for your investment in the Van Eck/Chubb Tax-Exempt Fund. We look forward to helping you meet your investment goals in the months ahead.

/s/ FREDERICK W. GAERTNER   /s/ THOMAS J. SWARTZ, III
-------------------------   -------------------------

FREDERICK W. GAERTNER       THOMAS J. SWARTZ, III
SENIOR VICE PRESIDENT       VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.  CHUBB ASSET MANAGERS, INC.

July 30, 2001

                          VAN ECK/CHUBB TAX-EXEMPT FUND

   The Lipper General Municipal Debt Fund Index and Lehman Brothers Municipal Bond Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 * The Lipper General Municipal Debt Fund Index includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the municipal debt category.

** The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the Index are investment grade and are geographically unrestricted.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
                                  AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)             6.96%           7.34%
--------------------------------------------------------------------------------
10 Year                          5.90%           6.42%
--------------------------------------------------------------------------------
5 Year                           4.55%           5.57%
--------------------------------------------------------------------------------
1 Year                           3.20%           8.37%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. Income may be subject to state and local taxes and the Alternative Minimum Tax.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 4.75%

--------------------------------------------------------------------------------

                                % OF PORTFOLIO(1)

       [The following table represents a pie chart in the printed piece.]

                              Municipal Bonds: 97.4%
                             Other Net Assets:  2.6%


                                PORTFOLIO QUALITY

                                             % OF
   RATING(2)                             PORTFOLIO(1)
     Aaa                                    56.8%
     Aa                                     17.1%
     A                                      21.6%
     Baa                                     2.5%
     Not Rated                               1.9%

                                             % OF
   TOP TEN STATES                        PORTFOLIO(1)
     Indiana                                15.6%
     New York                               15.0%
     Washington                             12.9%
     Texas                                   7.1%
     Tennessee                               6.5%
     New Jersey                              6.0%
     Illinois                                5.3%
     Florida                                 5.0%
     Massachusetts                           4.7%
     District of Columbia                    3.8%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    9.0 Years

                               PORTFOLIO DURATION
                                    6.0 Years

                                30-DAY SEC YIELD
                                      3.47%

--------------------------------------------------------------------------------

1 As a percentage of total net assets at June 30, 2001.
2 Predominantly Moody's Investors Service ratings.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND THE COMMON STOCKS OF BOTH LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, ABOUT 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

The Van Eck/Chubb Total Return Fund endured a frustrating six month period, falling 6.38% by June 30, 2001. Poor stock performance led to most of the loss, with the S&P 500 Index* falling 6.70% over this period. Bonds performed somewhat better, but with the Lehman Brothers Government Bond Index** up just 2.27%, it was not enough to compensate for the weak stock market. Your Fund's peer mutual funds, as measured by the Lipper Balanced Fund Index,*** fell 1.67% on average. Longer-term performance results for your Fund are included in the table that follows.

REVIEW OF MARKETS

The rationale behind diversification is that stocks and bonds do not tend to move in tandem. When stocks are up, bonds may be down. Or, as we saw in 2000, when stocks are down, bonds may be up. Many investors had forgotten the importance of diversification, lulled by so many years of outperforming stocks. But investors who held all-stock portfolios last year received a quick and painful reminder. Stocks across the board posted losses for the year ending December 31, 2000: the S&P 500 Index (large-caps) fell 9.11%; the Russell 2000 Index+ (small-caps) gave back 3.02% and the Nasdaq Composite Index++ (technology) dropped 38.83%. The Russell Mid-Cap Index++ (mid-caps) was one of a few shining stars, as it rose 8.25%. The stock market's overall decline, combined with a slowing economy and rising energy prices, was good news for bonds. Virtually all sectors of the bond market posted gains last year, led by long-term U.S. government bonds--the top-performing asset class with a 20.29% return.

The financial markets continued to gyrate during the first six months of 2001. Bonds ultimately outperformed stocks for the period, but the numbers do not give a true sense of the volatility investors experienced. For the three months ending March 31, 2001, the bond market, as measured by the Lehman Brothers Aggregate Bond Index^^, gained 3.04% while the stock market, as measured by the S&P 500 Index, lost 11.86%. For the three months ending June 30, 2001, the bond market gained just 0.56% while the stock market rose 5.85%--the first positive quarter for stocks in a year.

The bond market's performance this year continued to be largely driven by the Federal Reserve Board (the "Fed"). Starting back in 1999, the Fed sought to slow down the then rapidly expanding U.S. economy with a series of six rate hikes. Short-term bonds responded quickly to this tightening policy, with 1-year Treasury yields rising 57 basis points, from 5.32% to 5.89%. Longer-term bonds looked ahead to when these cuts would take effect, driving 10-year Treasury yields down 130 basis points from 6.44% to 5.11%. By early 2001, the Fed was forced to acknowledge that the economy had slowed down too much. Hoping to reverse the situation, it aggressively launched a series of six rate cuts. The 1-year Treasury yield responded by falling 224 basis points through June 30, from 5.89% down to 3.65%. The 10-year Treasury yield rose 30 basis points from 5.11% to 5.44%.

The stock market's performance was characterized by high volatility and broad sector rotation. The U.S. consumer has remained surprisingly optimistic. Housing, auto and retail statistics released through June 30 show that Americans are still buying. And the second quarter stock market rally shows they are still willing to invest. When the market first fell in 2000, investors moved quickly out of technology into more stable, defensive industries such as pharmaceuticals, energy, utilities and healthcare. Acting on the assumption that the Fed's rate cuts will soon revive the economy, investors recently abandoned these "safe havens" for more economically sensitive and cyclical growth industries. Among these are some of last year's biggest losers, including technology and telecommunications.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

FUND REVIEW

Faced with this rapidly changing financial environment, we held fast to our long-term approach. Rather than chase uncertain short-term gains, we maintained your Fund's asset allocation (39.6% stocks and 57.8% bonds) and defensive posture. We recognize that this strategy hurt our performance relative to some of our peer funds. However, we remain confident that this is the most responsible way for your Fund to meet its stated objective in these turbulent times.

The Fund's stock allocation remained largely unchanged, focusing on leading companies with a proven track record, quality management, solid future growth prospects and a reasonable stock price. Some examples of companies that met this criteria and supported performance were Costco (1.8% of the Fund's total net assets at June 30) and Washington Mutual (1.0% of assets). Several of the Fund's pharmaceutical and technology holdings were a drag on performance. In particular, our position in Nortel (0.3% of assets) hurt results. By the end of 2000, we had trimmed your Fund's technology position down to 6.6%. Despite disappointing results from these holdings, we remain committed to the long-term potential of technology and telecommunications, and will continue to hold some portion of the Fund's assets in these promising sectors.

Over the last six months, we continued to take a fairly conservative approach to the Fund's bond allocation. To a great extent we maintained our average maturity structure and only made slight changes to our duration stance.

THE OUTLOOK

The Fed's rate cuts and the new tax plan should begin to pull the economy back up in the second half of 2001. Whatever improvements we see then will lay the groundwork for next year's financial markets. We are cautiously optimistic about where we are heading, looking for a slightly better economy characterized by low inflation, low short-term interest rates and 2%-3% annual growth. We believe the financial markets will follow a similar course, rebounding moderately and then settling back into historical average returns. A well-diversified portfolio such as the Van Eck/Chubb Total Return Fund could serve investors well in this environment.

We thank you for your investment in the
Van Eck/Chubb Total Return Fund and we look forward to continuing to help you meet your investment objectives.

      [PHOTO]                     [PHOTO]

/s/ MICHAEL O'REILLY        /s/ ROBERT WITKOFF
--------------------        --------------------------
MICHAEL O'REILLY            ROBERT WITKOFF
PRESIDENT                   SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS         CHUBB ASSET MANAGERS, INC.

July 20, 2001

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

    The Standard & Poor's 500 Index, Lehman Brothers Government Bond Index, Lipper Balanced Fund Index, Russell 2000 Index, Nasdaq Composite Index, the Russell Mid-Cap Index and the Lehman Brothers Aggregate Bond Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  * The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

 ** The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

*** The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

  + The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

 ++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

  ^ The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is approximately $4.2 billion; the median market capitalization is approximately $3.2 billion.

 ^^ The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
                                 AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)            10.80%          11.28%
--------------------------------------------------------------------------------
10 Year                          9.89%          10.54%
--------------------------------------------------------------------------------
5 Year                           7.03%           8.31%
--------------------------------------------------------------------------------
1 Year                         (17.93)%        (12.91)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                % OF INVESTMENTS

       [The following table represents a pie chart in the printed piece.]

                                  Other Net Assets:  2.6%
                                   Corporate Bonds: 18.3%
                       U.S. Government Obligations: 39.5%
                                     Common Stocks: 39.6%

                                             % OF
   TOP TEN EQUITIES                       PORTFOLIO(1)
     Cardinal Health, Inc.                   1.9%
     UnitedHealth Group, Inc.                1.8%
     Costco Wholesale Corp.                  1.8%
     Intel Corp.                             1.6%
     Anheuser-Busch Companies, Inc.          1.6%
     HCA-The Healthcare Co.                  1.6%
     United Technologies Corp.               1.6%
     SBC Communications, Inc.                1.4%
     Northrop Grumman Corp.                  1.4%

                                             % OF
   TOP TEN INDUSTRIES                     PORTFOLIO(1)
     Technology                              5.2%
     Telecommunications                      3.7%
     Retail                                  3.6%
     Healthcare Services                     3.4%
     Electronics                             2.8%
     Pharmaceuticals                         2.5%
     Brewers                                 2.2%
     Oil & Gas Equipment and Services        2.2%
     Banking                                 2.0%
     Electrical Equipment                    1.7%

--------------------------------------------------------------------------------

1 As a percentage of total net assets at June 30, 2001.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited)

                                                                        MARKET
                                                    PRINCIPAL           VALUE
                                      CURRENCY       AMOUNT            (NOTE B)
                                      ---------    ----------        -----------
GOVERNMENT AND AGENCY
   OBLIGATIONS-78.6%

AUSTRALIA-0.8%
Fannie Mae FNMA
  6.375%, due 8/15/07                    AUD          925,000        $   475,318
                                                                     -----------
CANADA-2.1%
Canadian Government Bond
  5.25%, due 9/01/03 (a)                 CAD        2,000,000          1,326,230
                                                                     -----------
FRANCE-17.3%
France O.A.T.
  6.50%, due 10/25/06 (a)                EUR        1,867,500          1,715,487
  5.50%, due 4/25/29 (a)                 EUR        5,225,000          4,265,094
  5.50%, due 10/25/07 (a)                EUR        2,250,000          1,971,637
French Government Bonds
  4.50%, due 7/12/03 (a)                 EUR        2,200,000          1,873,182
  4.00%, due 1/12/02 (a)                 EUR        1,000,000            846,500
                                                                     -----------
                                                                      10,671,900
                                                                     -----------
GERMANY-12.8%
Bundesobligation
  6.00%, due 7/04/07                     EUR        2,721,455          2,452,252
  5.25%, due 1/04/11                     EUR          950,000            815,951
Deutschland Republic
  7.375%, due 1/03/05                    EUR        2,300,813          2,123,946
  6.00%, due 1/05/06                     EUR        2,800,000          2,501,233
                                                                     -----------
                                                                       7,893,382
                                                                     -----------
INDONESIA-0.6%
Indonesian Obligation
  Pramindo Floating
  6.766%, due 9/15/04                    IDR          542,500            387,888
                                                                     -----------
ITALY-2.3%
Buoni Poliennali del tes
  Government National
  5.00%, due 5/01/08                     EUR        1,652,659          1,394,114
                                                                     -----------
NETHERLANDS-3.3%
Government of Netherlands
  6.00%, due 1/15/06                     EUR        1,588,231          1,417,284
  3.00%, due 2/15/02                     EUR          720,000            605,913
                                                                     -----------
                                                                       2,023,197
                                                                     -----------
SPAIN-0.8%
Spanish Government Bond
  3.25%, due 1/31/05                     EUR          627,000            508,110
                                                                     -----------
SUPRANATIONAL-10.4%
European Investment Bank
  5.25%, due 1/12/09                     USD        3,500,000          3,308,193
International Bank for
  Reconstruction &
  Development
  9.25%, due 7/20/07                     GBP        1,000,000          1,649,818
  5.875%, due 11/10/03                   DEM        1,050,000            469,018
  5.00%, due 3/28/06                     USD        1,000,000            976,789
                                                                     -----------
                                                                       6,403,818
                                                                     -----------
UNITED KINGDOM-2.1%
United Kingdom Treasury
  5.75%, due 12/07/09                    GBP          900,000          1,305,507
                                                                     -----------
UNITED STATES-26.1%
U.S. Treasury Bonds
  6.50%, due 2/15/10 (a)                 USD        4,500,000          4,835,741
  6.25%, due 5/15/30 (a)                 USD        3,000,000          3,182,346
  6.00%, due 8/15/09 (a)                 USD        4,850,000          5,045,188
  5.75%, due 8/15/10 (a)                 USD        3,000,000          3,070,803
                                                                     -----------
                                                                      16,134,078
                                                                     -----------
  TOTAL GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $54,785,142)                                                 48,523,542
                                                                     -----------

CORPORATE BONDS-14.2%

FRANCE-4.8%
Caisse Centrale du Credit
  Immobilier de France,
  Floating
  5.769%, due 6/27/04                    USD        3,000,000          2,992,125
                                                                     -----------
UNITED KINGDOM-6.2%
BG Transco Holdings PLC
  7.00%, due 12/16/24                    GBP          990,000          1,402,093
Diamond Holdings PLC
  10.00%, due 2/01/08                    GBP        1,000,000            910,042
Bank of Scotland
  8.117%, due 3/31/49                    GBP        1,000,000          1,507,073
                                                                     -----------
                                                                       3,819,208
                                                                     -----------

                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited) (continued)

                                                                        MARKET
                                                    PRINCIPAL           VALUE
                                      CURRENCY       AMOUNT            (NOTE B)
                                      ---------    ----------        -----------

UNITED STATES-3.2%
Morgan Stanley Dean Witter
  6.10%, due 4/15/06                     USD        2,000,000        $ 2,000,330
                                                                     -----------
  TOTAL CORPORATE BONDS
  (Cost: $9,753,497)                                                   8,811,663
                                                                     -----------

SHORT-TERM OBLIGATIONS-4.8%
GE Capital Commercial Paper
  3.71%, due 9/26/01                     USD        2,000,000          1,982,068
Citicorp Commercial Paper
  3.91%, due 7/5/01                      USD        1,000,000            999,566
                                                                     -----------
  (Cost $2,981,634)                                                    2,981,634
                                                                     -----------

OPTIONS PURCHASED-0.1%

Put JPY/USD Currency Strike
  $122.00 expiring 9/17/01
  (Cost $58,000) ................................   2,000,000        $    51,898
                                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $67,578,273*) ..........................       97.7%         60,368,737

  Other assets less liabilities .................        2.3%          1,480,412
                                                       ------        -----------
  TOTAL NET ASSETS ..............................      100.0%        $61,849,149
                                                       ======        ===========
----------
 *  Aggregate cost for Federal income tax purposes.
(a) These securities are segregated as collateral for forward foreign currency contracts and futures contracts.


                        See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited)

                                                                        MARKET
                                                   PRINCIPAL            VALUE
                                                    AMOUNT             (NOTE B)
                                                  -----------         ----------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS-96.4%
Federal Home Loan Mortgage Association
  8.00%, due 4/15/21 ............................   $ 204,338         $  211,658
  6.50%, due 3/15/31 ............................   1,993,998          1,974,581
Federal National Mortgage Association
  6.00%, due 1/01/29 ............................   7,698,221          7,440,159
Tennessee Valley Authority
  6.235%, due 7/15/45 ...........................  10,000,000         10,006,765
  5.98%, due 4/01/36 ............................   4,000,000          4,088,080
U.S. Treasury Bonds & Note
  11.25%, due 2/15/15 ...........................   2,700,000          4,089,447
  10.375%, due 11/15/12 .........................   1,000,000          1,266,485
  5.50%, due 2/28/03 ............................   1,000,000          1,020,976
                                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $29,725,125*) ..........................       96.4%         30,098,151
  Other assets less liabilities .................        3.6%          1,123,712
                                                       ------        -----------
  TOTAL NET ASSETS ..............................      100.0%        $31,221,863
                                                       ======        ===========

----------
* Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited)

                                                     NUMBER           MARKET
                                                       OF              VALUE
COMPANY                                              SHARES           (NOTE B)
---------                                           ---------        -----------

COMMON STOCKS-94.5%

AEROSPACE & DEFENSE-5.8%
General Dynamics Corp. ...........................     30,000        $ 2,334,300
Northrop Grumman Corp. ...........................     15,000          1,201,500
                                                                     -----------
                                                                       3,535,800
                                                                     -----------
BANKING-1.6%
PNC Financial Services Group, Inc. ...............     15,000            986,850
                                                                     -----------
BEVERAGES-1.9%
Coca-Cola Co. (The) ..............................     25,000          1,125,000
                                                                     -----------
BREWERS-3.0%
Anheuser-Busch Companies, Inc. ...................     44,000          1,812,800
                                                                     -----------
BROADCAST MEDIA-2.6%
Clear Channel Communications, Inc. ...............     25,000          1,567,500
                                                                     -----------
COMPUTERS & COMPUTER SOFTWARE-2.4%
Compaq Computer Corp. ............................     70,000          1,084,300
Copper Mountain Networks, Inc. ...................     26,000            106,600
Inktomi Corp. ....................................     30,000            287,700
                                                                     -----------
                                                                       1,478,600
                                                                     -----------
ELECTRICAL EQUIPMENT-3.4%
General Electric Co. .............................     31,000          1,511,250
Honeywell International, Inc. ....................     15,000            524,850
                                                                     -----------
                                                                       2,036,100
                                                                     -----------
ELECTRONICS-7.2%
Flextronics International Ltd. ...................     50,000          1,305,500
Jabil Circuit, Inc. ..............................     30,000            925,800
Koninklijke (Royal) Philips Electronics N.V. .....     20,907            552,572
Nokia Oyj (Sponsored ADR) ........................     40,000            881,600
Solectron Corp. ..................................     30,000            549,000
Texas Instruments, Inc. ..........................      5,000            157,500
                                                                     -----------
                                                                       4,371,972
                                                                     -----------
ENERGY-1.1%
Mirant Corp. .....................................     19,880            683,872
                                                                     -----------
ENTERTAINMENT & LEISURE TIME-2.6%
AOL Time Warner, Inc. ............................     30,000          1,590,000
                                                                     -----------
FINANCIAL SERVICES-15.2%
Capital One Financial Corp. ......................     20,000          1,200,000
Citigroup, Inc. ..................................     36,333          1,919,836
Providian Financial Corp. ........................     20,000          1,184,000
Washington Mutual, Inc. ..........................     67,500          2,534,625
Wells Fargo & Company ............................     50,000          2,321,500
                                                                     -----------
                                                                       9,159,961
                                                                     -----------
FOOD PROCESSING-0.0%
Archer-Daniels-Midland Co. .......................        144              1,872
                                                                     -----------
HEALTHCARE SERVICES-6.1%
HCA-The Healthcare Co. ...........................     40,000          1,807,600
Healthcare Services Corp. ........................         96                682
UnitedHealth Group, Inc. .........................     30,000          1,852,500
                                                                     -----------
                                                                       3,660,782
                                                                     -----------
HOUSEHOLD PRODUCTS-1.7%
Procter & Gamble Co. (The) .......................     16,000          1,020,800
                                                                     -----------
MACHINERY-0.4%
Applied Materials, Inc. ..........................      5,000            245,500
                                                                     -----------
MANUFACTURING-1.9%
United Technologies Corp. ........................     16,000          1,172,160
                                                                     -----------
MEDICAL PRODUCTS & SUPPLIES-1.8%
Baxter International, Inc. .......................     20,000            980,000
Edwards Lifesciences Corp. .......................      4,000            105,440
                                                                     -----------
                                                                       1,085,440
                                                                     -----------
MEDICAL SERVICES-2.5%
Wellpoint Health Networks, Inc. ..................     16,000          1,507,840
                                                                     -----------
OIL & GAS EQUIPMENT AND SERVICES-5.4%
Baker Hughes, Inc. ...............................     20,000            670,000
Cooper Cameron Corp. .............................     13,800            770,040
Halliburton Co. ..................................     27,600            982,560
Transocean Sedco Forex, Inc. .....................     20,000            825,000
                                                                     -----------
                                                                       3,247,600
                                                                     -----------
PAPER & FOREST PRODUCTS-1.4%
Kimberly-Clark Corp. .............................     15,000            838,500
                                                                     -----------

                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited) (continued)

                                                     NUMBER           MARKET
                                                       OF              VALUE
COMPANY                                              SHARES           (NOTE B)
---------                                           ---------        -----------

RETAIL-9.2%
Costco Wholesale Corp. ...........................     60,000        $ 2,464,800
CVS Corp. ........................................     15,000            579,000
RadioShack Corp. .................................     35,000          1,067,500
Wal-Mart Stores, Inc. ............................     30,000          1,464,000
                                                                     -----------
                                                                       5,575,300
                                                                     -----------
TECHNOLOGY-6.1%
Amkor Technology, Inc. ...........................     58,000          1,284,700
Cisco Systems, Inc. ..............................     38,000            691,600
Intel Corp. ......................................     30,000            909,900
Xilinx, Inc. .....................................     20,000            824,800
                                                                     -----------
                                                                       3,711,000
                                                                     -----------
TELECOMMUNICATIONS-7.5%
ADC Telecommunications, Inc. .....................     62,000            409,200
Avaya, Inc. ......................................      3,416             46,799
Ciena Corp. ......................................      7,000            266,140
JDS Uniphase Corp. ...............................     20,000            255,000
Lucent Technologies, Inc. ........................     85,000            527,000
Nortel Networks Corp. ............................     70,000            636,300
SBC Communications, Inc. .........................     45,000          1,802,700
WorldCom, Inc. ...................................     36,500            546,040
WorldCom, Inc. - MCI Group .......................      1,460             23,506
                                                                     -----------
                                                                       4,512,685
                                                                     -----------
UTILITIES-3.7%

AES Corp. ........................................     25,000        $ 1,076,250
Southern Co. .....................................     50,000          1,162,500
                                                                     -----------
                                                                       2,238,750
                                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $61,694,828*) ...........................      94.5%         57,166,684
  Other assets less liabilities ..................       5.5%          3,275,963
                                                       ------        -----------
  Total Net Assets ...............................     100.0%        $60,442,647
                                                       ======        ===========
----------
* Aggregate cost for Federal income tax purposes.

 Abbreviation:
  ADR-American Depositary Receipt

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited)

                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT         (NOTE B)
                                                        ---------       --------

MUNICIPAL OBLIGATIONS-97.4%

ALASKA-2.2%
Anchorage, Alaska, Hospital Revenue,
  (Sisters of Providence Project),
  6.75%, due 10/01/02 ............................       $150,000    $   154,131
North Slope Borough, Alaska,
  General Obligation, Series A,
  Zero Coupon, MBIA Insured,
  due 6/30/04 ....................................        550,000        491,667
                                                                     -----------
                                                                         645,798
                                                                     -----------
DISTRICT OF COLUMBIA-3.8%
District of Columbia, Certificate
  of Participation, 7.30%,
  due 1/01/13+ .................................         300,000         315,177
District of Columbia, Series 93A,
  5.875%, due 6/01/05 ..........................         145,000         151,428
District of Columbia, Series 93A,
  5.875%, due 6/01/05, ETM .....................         355,000         384,032
Metropolitan Washington D.C ....................
  Airport Authority,
  General Airport Revenue,
  Series A, AMT, MBIA Insured,
  6.50%, due 10/01/07+ .........................         250,000         262,690
                                                                     -----------
                                                                       1,113,327
                                                                     -----------
FLORIDA-5.0%
Dade County, Florida, Aviation Revenue,
  Miami International Airport,
  FSA Insured, 5.125%,
  due 10/01/27 ...................................      1,500,000      1,475,430
                                                                     -----------
GEORGIA-0.9%
Cartersville, Georgia Development
  Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT,
  6.75%, due 2/01/12+ ............................        250,000        259,663
                                                                     -----------
ILLINOIS-5.3%
Illinois State Toll Highway, Series 92A,
  6.375%, Prerefunded to
  1/01/03 at 102+ ................................      1,100,000      1,172,204
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, Prerefunded to
  6/15/03 at 102+ ................................        345,000        373,118
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, due 6/15/27+ ..................          5,000          5,256
                                                                     -----------
                                                                       1,550,578
                                                                     -----------
INDIANA-15.6%
Indiana Bond Bank Revenue,
  Common School Fund Advance
  Purchase Funding
  4.75%, due 8/1/01 ..............................     $1,250,000      1,251,750
Indiana Bond Bank, Revenue,
  State Revolving Fund,
  6.00%, due 2/01/15+ ............................        500,000        520,955
Indiana Health Facilities
  Financing Authority, Charity Obligated
  Group, 5.00%, due 11/01/26,
  Mandatory Put on 11/01/07 at 100 ...............        980,000      1,025,296
Indiana Health Facilities Financing
  Authority, Holy Cross Health
  System Corp, MBIA Insured, 5.375%,
  due 12/01/12 ...................................        500,000        521,205
Indiana Municipal Power Supply,
  MBIA Insured 5.50%, due 1/01/16 ................      1,200,000      1,268,952
                                                                     -----------
                                                                       4,588,158
                                                                     -----------
IOWA-3.3%
Iowa Finance Authority, Single Family
  Revenue, AMT, 4.95%, due 1/01/21                        975,000        976,521
                                                                     -----------
LOUISIANA-0.7%
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, Prerefunded to
  12/01/02 at 100+ ...............................         60,000         63,157
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, due 12/01/06+ ...........................        140,000        146,280
                                                                       ---------
                                                                         209,437
                                                                       ---------
MAINE-0.5%
Maine Educational Loan Authority,
  Series 92A, AMT, 6.95%,
  due 12/01/07+ ..................................        140,000        144,948
                                                                       ---------
MASSACHUSETTS-4.7%
Massachusetts State Turnpike Authority,
  MBIA Insured, Series A,
  5.00%, due 1/01/37+ ............................      1,500,000      1,383,510
                                                                     -----------
MISSOURI-0.5%
Missouri Health & Educational Facilities
  Authority, St. Luke's Hospital,
  MBIA Insured, 7.00%,
  Prerefunded to 11/15/01 at 102+ ................        150,000        155,309
                                                                     -----------

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited) (continued)

                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT         (NOTE B)
                                                        ---------       --------
NEW HAMPSHIRE-0.8%
New Hampshire Turnpike System,
  Series A, FGIC Insured,
  6.75%, due 11/01/11+ ...........................     $  200,000    $   226,980
                                                                     -----------
NEW JERSEY-6.0%
New Jersey Economic Development
  Authority, The Seeing Eye, Inc. Project,
  7.30%, due 4/01/11+ ............................        550,000        561,473
New Jersey Wastewater Treatment Trust,
  6.875%, due 6/15/07+ ...........................         15,000         15,225
Salem County, New Jersey, Pollution
  Control Financing Authority,
  Waste Disposal Revenue,
  E.I. DuPont Project, AMT,
  6.50%, due 11/15/21+ ...........................      1,150,000      1,179,164
                                                                      ----------
                                                                       1,755,862
                                                                      ----------
NEW YORK-15.0%
Metropolitan Transportation Authority,
  New York, Transit Facilities,
  Service Contract, Series 8, 5.00%,
  due 7/01/02 ....................................      1,000,000      1,022,780
New York City, New York,
  General Obligation, Series H,
  Subseries H-1, 5.80%, due 8/01/04 ..............        250,000        266,378
New York City, New York,
  General Obligation, Series D,
  5.25%, due 8/01/03 .............................      1,000,000      1,039,330
New York State Dormitory Authority,
  City University System, Series 1,
  5.125%, due 7/01/13+ ...........................      1,325,000      1,357,516
New York State Local Government
  Assistance Corporation, Series B,
  5.50%, due 4/01/21+ ............................        450,000        455,562
New York State Thruway Authority,
  Highway and Bridge Trust Fund,
  Series A, MBIA Insured,
  5.60%, due 4/01/10+ ............................        250,000        265,450
                                                                      ----------
                                                                       4,407,016
                                                                      ----------
OKLAHOMA-2.0%
Oklahoma Industrial Development
  Authority, Sisters of Mercy, Series A,
  5.00%, due 6/01/13+ ............................        600,000        596,250
                                                                      ----------
PENNSYLVANIA-1.1%
Philadelphia, Pennsylvania, Hospital &
  Higher Education Facility Authority,
  (Children's Hospital), 5.00%,
  due 2/15/21+ ...................................        350,000        328,342
                                                                      ----------
TENNESSEE-6.5%
Memphis-Shelby County, Tennessee Airport
  Authority, (Federal Express Corp.),
  AMT, 6.75%, due 9/01/12+ .......................        250,000        259,125
Shelby County, Tennessee,
  General Obligation, Series B,
  Zero Coupon, due 12/01/12 ......................      2,000,000      1,145,040
Tennessee Housing Development Agency,
  1993 Series A, 5.90%,
  due 7/01/18+ ...................................        495,000        507,870
                                                                      ----------
                                                                       1,912,035
                                                                      ----------
TEXAS-7.1%
Austin, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/01/13 .......................        500,000        273,515
Austin, Texas, Utility System Revenue,
  Series C, 7.30%, Prerefunded to
  11/15/01 at 100+ ...............................         60,000         60,992
Houston, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 .......................      1,150,000        627,866
Waxahachie, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 .......................      2,060,000      1,124,698
                                                                      ----------
                                                                       2,087,071
                                                                      ----------
UTAH-3.5%
Utah State Board of Regents,
  Student Loan Revenue, Series F,
  AMT, 5.00%, due 5/01/06 ........................      1,000,000      1,019,220
                                                                      ----------
WASHINGTON-12.9%
Lewis County, Washington, Public Utility
  District #1, Revenue Series 91,
  7.00%, Prerefunded to
  10/01/01 at 102+ ...............................        250,000        257,523
Washington Health Care Facilities
  Authority, Catholic Health Initiatives,
  MBIA Insured, 5.125%,
  due 12/01/17+ ..................................      1,300,000      1,287,845

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited) (continued)

                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT         (NOTE B)
                                                        ---------       --------
WASHINGTON (CONTINUED)
Washington Health Care Facilities
  Authority, Revenue, MBIA Insured,
  (Group Health Co-Op),
  6.75%, due 12/01/11+ ...........................     $  300,000     $  312,405
Washington Health Care Facilities
  Authority, Revenue, Series 93
  (Sisters of Providence),
  6.25%, due 10/01/13+ ...........................        500,000        519,500
Washington Housing Finance Commission,
  GNMA/FNMA MBS Programs,
  7.10%, due 7/01/22+ ............................         95,000         97,690
Washington State Public Power Supply
  System, Nuclear Project Number 1,
  FSA Insured, 5.75%, due 7/01/11 ................      1,200,000      1,302,513
                                                                      ----------
                                                                       3,777,476
                                                                      ----------
  TOTAL INVESTMENTS
  (Cost: $27,558,903*) ...........................          97.4%     28,612,931
  Other assets less liabilities ..................           2.6%        720,945
                                                           ------    -----------
  TOTAL NET ASSETS ...............................         100.0%    $29,333,876
                                                           ======    ===========
----------
* Aggregate cost for Federal income tax purposes. + Issued with call provisions.

Abbreviations:
   AMT-Alternative Minimum Tax
   ETM-Escrowed To Maturity
   FGIC-Financial Guaranty Insurance Company
   FNMA-Federal National Mortgage Association
   FSA-Financial Security Assurance
   GNMA-Government National Mortgage Association
   MBIA-Municipal Bond Investors Assurance Corporation
   MBS-Mortgage Backed Security

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited)

                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT         (NOTE B)
                                                        ---------       --------
COMMON STOCKS-39.6%

AEROSPACE & DEFENSE-1.4%
Northrop Grumman Corp. .........................           5,000      $  400,500
                                                                      ----------
BANKING-2.0%
FleetBoston Financial Corp. ....................           6,000         236,700
PNC Financial Services Group, Inc. .............           5,000         328,950
                                                                      ----------
                                                                         565,650
                                                                      ----------
BREWERS-2.2%
Adolph Coors Co. ...............................           3,000         150,540
Anheuser-Busch Companies, Inc. .................          11,000         453,200
                                                                      ----------
                                                                         603,740
                                                                      ----------
BUILDING & CONSTRUCTION-0.2%
Hanson PLC (ADR) ...............................           1,687          62,841
                                                                      ----------
CHEMICALS-0.1%
Millennium Chemicals, Inc. .....................             964          14,508
                                                                      ----------
COMMUNICATIONS-0.2%
Copper Mountain Networks, Inc. .................          15,000          61,500
                                                                      ----------
COMPUTER SOFTWARE-0.4%
Broadvision, Inc. ..............................           5,000          25,000
Inktomi Corp. ..................................          10,000          95,900
Netpliance, Inc. ...............................           2,000             740
                                                                      ----------
                                                                         121,640
                                                                      ----------
ELECTRICAL EQUIPMENT-1.7%
General Electric Co. ...........................           6,000         292,500
Honeywell International, Inc. ..................           5,000         174,950
                                                                      ----------
                                                                         467,450
                                                                      ----------
ELECTRONICS-2.8%
Flextronics International Ltd. .................          10,000         261,100
Nokia Oyj (Sponsored ADR) ......................          13,000         286,520
Sanmina Corp. ..................................          10,000         241,500
                                                                      ----------
                                                                         789,120
                                                                      ----------
ENERGY-0.5%
Mirant Corp ....................................           3.976         136,774
                                                                      ----------
FOODS & BEVERAGES-0.3%
Kraft Foods, Inc. ..............................           3,000          93,000
                                                                      ----------
HEALTHCARE SERVICES-3.4%
HCA-The Healthcare Co. .........................          10,000         451,900
Healthcare Services Group, Inc. ................              96             682
UnitedHealth Group, Inc. .......................           8,000         494,000
                                                                      ----------
                                                                         946,582
                                                                      ----------
HOUSEHOLD PRODUCTS-0.9%
Procter & Gamble Co. (The) .....................           4,000         255,200
                                                                      ----------
INSURANCE-1.1%
Citigroup, Inc .................................           6,000         317,040
                                                                      ----------
MANUFACTURING-1.6%
United Technologies Corp. ......................           5,900         432,234
                                                                      ----------
MEDICAL SERVICES-1.0%
Wellpoint Health Networks, Inc. ................           3,000         282,720
                                                                      ----------
OIL & GAS EQUIPMENT AND SERVICES-2.2%
Baker Hughes, Inc. .............................          10,000         335,000
National-Oilwell, Inc. .........................          10,000         268,000
                                                                      ----------
                                                                         603,000
                                                                      ----------
PHARMACEUTICALS-2.5%
Cardinal Health, Inc. ..........................           7,500         517,500
Millennium Pharmaceuticals, Inc. ...............           5,000         177,900
                                                                      ----------
                                                                         695,400
                                                                      ----------
RETAIL-3.6%
CVS Corp. ......................................           5,000         193,000
Costco Wholesale Corp. .........................          12,000         492,960
RadioShack Corp. ...............................          10,000         305,000
                                                                      ----------
                                                                         990,960
                                                                      ----------
SAVINGS & LOAN-1.0%
Washington Mutual, Inc. ........................           7,500         281,625
                                                                      ----------
TECHNOLOGY-5.2%
Amkor Technology, Inc. .........................          10,000         221,000
Cisco Systems, Inc. ............................          12,000         218,400
Intel Corp. ....................................          15,000         454,950
Palm, Inc. .....................................          25,000         151,750
PMC-Sierra, Inc. ...............................              38           1,188
PRI Automation, Inc. ...........................          10,000         185,250
Xilinx, Inc. ...................................           5,000         206,200
                                                                      ----------
                                                                       1,438,738
                                                                      ----------

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2001 (unaudited) (continued)

                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT         (NOTE B)
                                                        ---------       --------
TELECOMMUNICATIONS-3.7%
ADC Telecommunications, Inc. ..................          30,000      $   198,000
Avaya, Inc. ...................................             666            9,124
JDS Uniphase Corp. ............................           5,000           63,750
Lucent Technologies, Inc. .....................          20,000          124,000
Nortel Networks Co. ...........................          10,000           90,900
SBC Communications, Inc. ......................          10,000          400,600
WorldCom, Inc. ................................           9,000          134,640
WorldCom, Inc. - MCI Group ....................             360            5,796
                                                                     -----------
                                                                       1,026,810
                                                                     -----------
UTILITIES-1.6%
AES Corp. .....................................           5,000          215,250
Southern Co. ..................................          10,000          232,500
                                                                     -----------
                                                                         447,750
                                                                     -----------
  TOTAL COMMON STOCKS
  (Cost: $13,579,287) .........................                       11,034,782
                                                                     -----------
U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS-39.5%
Federal National Mortgage Association
  6.50%, due 8/15/04 ..........................         750,000          780,450
U.S. Treasury Notes
  7.25%, due 8/15/04 ..........................       2,900,000        3,114,992
  6.875%, due 5/15/06 .........................       5,200,000        5,607,420
  6.50%, due 10/15/06 .........................         200,000          212,773
  6.25%, due 2/15/03 ..........................       1,250,000        1,290,241
                                                                     -----------
  TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $10,516,483) .........................                       11,005,876
                                                                     -----------
CORPORATE BONDS-18.3%
Alliant Energy Corp.
  7.375%, due 11/09/09 ........................       1,000,000        1,005,429
First Union Corp.
  7.50%, due 4/15/35 ..........................       2,000,000        2,091,912
Tennessee Gas Pipeline
  7.00%, due 3/15/27 ..........................       2,000,000        2,009,937
                                                                     -----------
  TOTAL CORPORATE BONDS
  (Cost: $5,167,156) ..........................                        5,107,278
                                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $29,262,926*) ........................           97.4%       27,147,936

  Other assets less liabilities ...............            2.6%          725,264
                                                         ------      -----------
  TOTAL NET ASSETS ............................          100.0%      $27,873,200
                                                         ======      ===========
----------
* Aggregate cost for Federal income tax purposes.

Abbreviation:
    ADR-American Depositary Receipt

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)

                                                                                                          VAN ECK/CHUBB
                                                                                                             GLOBAL
                                                                                                             INCOME
                                                                                                              FUND
                                                                                                          ------------
ASSETS
  Investments at cost .........................................................................            $67,578,273
                                                                                                           ===========
  Investments at market value (Notes B & C) ...................................................            $60,368,737
  Cash and foreign currencies .................................................................                239,568
  Receivable for interest and dividends .......................................................              1,437,635
  Due from broker--variation margin (Note F) ..................................................                 178,641
  Unrealized appreciation on forward foreign currency contracts (Note B) ......................                121,017
  Receivable for fund shares sold .............................................................                 25,241
  Receivable for securities sold ..............................................................                     --
                                                                                                           -----------
    Total Assets ..............................................................................             62,370,839
                                                                                                           -----------
LIABILITIES
  Payable for securities purchased ............................................................                     --
  Unrealized depreciation on forward foreign currency contracts (Note B) ......................                239,505
  Payable for fund shares redeemed ............................................................                  2,654
  Dividends payable ...........................................................................                181,883
  Due to investment manager ...................................................................                 32,908
  Accounts payable ............................................................................                 64,740
                                                                                                           -----------
    Total Liabilities .........................................................................                521,690
                                                                                                           -----------
NET ASSETS ....................................................................................            $61,849,149
                                                                                                           ===========
NET ASSETS CONSIST OF:
  Par value ...................................................................................             $   80,822
  Capital paid in excess of par ...............................................................             80,675,833
  Undistributed (overdistributed) net investment income .......................................             (3,437,903)
  Accumulated net realized gain (loss) from investments, futures, options,
    foreign currency transactions and forward foreign currency contracts ......................             (8,024,365)
  Net unrealized gain (loss) from investments (Note C) ........................................             (7,209,537)
  Net unrealized loss on futures, foreign denominated assets, liabilities and
    forward foreign currency contracts ........................................................               (235,701)
                                                                                                           -----------
      Net Assets ..............................................................................            $61,849,149
                                                                                                           ===========
CLASS A SHARES
Net Assets ....................................................................................            $61,849,149
                                                                                                           ===========
Shares Outstanding
  ($.01 par value, 100,000,000 shares per Fund authorized) ....................................              8,082,153
                                                                                                           ===========
Net Asset Value Per Share .....................................................................                  $7.65
                                                                                                           ===========
Maximum Offering Price Per Share (NAV / (1 - maximum sales commission)) .......................                  $8.03
                                                                                                           ===========

                        See Notes to Financial Statements

             VAN ECK/CHUBB                   VAN ECK/CHUBB
              GOVERNMENT                      GROWTH AND                      VAN ECK/CHUBB                   VAN ECK/CHUBB
              SECURITIES                        INCOME                         TAX-EXEMPT                     TOTAL RETURN
                 FUND                            FUND                             FUND                            FUND
             ------------                    ------------                     ------------                    ------------
              $29,725,125                     $61,694,828                     $27,558,903                     $29,262,926
              ===========                     ===========                     ===========                     ===========
              $30,098,151                     $57,166,684                     $28,612,931                     $27,147,936
                  729,341                       3,510,255                         403,569                         591,837
                  544,863                          18,516                         437,368                         263,356
                       --                              --                              --                              --
                       --                              --                              --                              --
                       --                       1,014,454                              --                              68
                       --                              --                              --                          30,449
              -----------                     -----------                     -----------                     -----------
               31,372,355                      61,709,909                      29,453,868                      28,033,646
              -----------                     -----------                     -----------                     -----------

                       --                       1,141,500                              --                              --
                       --                              --                              --                              --
                       --                          35,795                             379                           9,447
                  111,450                              --                          81,691                         108,179
                    5,025                          29,197                           9,569                          11,880
                   34,017                          60,770                          28,353                          30,940
              -----------                     -----------                     -----------                     -----------
                  150,492                       1,267,262                         119,992                         160,446
              -----------                     -----------                     -----------                     -----------
              $31,221,863                     $60,442,647                     $29,333,876                     $27,873,200
              ===========                     ===========                     ===========                     ===========

               $   28,814                      $   31,176                      $   23,654                      $   19,257
               30,966,323                      67,069,359                      28,260,070                      29,310,547
                   20,004                         (81,455)                         (9,561)                         (5,061)

                 (166,304)                     (2,048,289)                          5,685                         663,446
                  373,026                      (4,528,144)                      1,054,028                      (2,114,989)

                       --                              --                              --                              --
              -----------                     -----------                     -----------                     -----------
              $31,221,863                     $60,442,647                     $29,333,876                     $27,873,200
              ===========                     ===========                     ===========                     ===========

              $31,221,863                     $60,442,647                     $29,333,876                     $27,873,200
              ===========                     ===========                     ===========                     ===========

                2,881,416                       3,117,592                       2,365,351                       1,925,676
              ===========                     ===========                     ===========                     ===========
                   $10.84                          $19.39                          $12.40                          $14.47
              ===========                     ===========                     ===========                     ===========
                   $11.38                          $20.57                          $13.03                          $15.35
              ===========                     ===========                     ===========                     ===========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (unaudited)

                                                                                                          VAN ECK/CHUBB
                                                                                                             GLOBAL
                                                                                                             INCOME
                                                                                                              FUND
                                                                                                          ------------
INVESTMENT INCOME
Income:
  Interest ..........................................................................................      $ 1,903,767
  Dividends .........................................................................................               --
  Foreign taxes withheld ............................................................................               --
                                                                                                           -----------
  Total investment income ...........................................................................        1,903,767
                                                                                                           -----------
Expenses:
  Administrative fees (Note D) ......................................................................          152,244
  Investment management fees (Note D) ...............................................................           65,503
  Distribution fees Class A (Note D) ................................................................          163,758
  Transfer agency ...................................................................................           33,752
  Professional fees .................................................................................           12,221
  Shareholder reports ...............................................................................            7,296
  Registration fees .................................................................................            4,794
  Directors' fees and expenses ......................................................................            1,511
  Custodian fees ....................................................................................            1,350
  Miscellaneous expenses ............................................................................           14,826
                                                                                                           -----------
  Total expenses ....................................................................................          457,255
  Fees waived and expenses assumed by affiliates (Note D) ...........................................          (15,110)
                                                                                                           -----------
  Net expenses ......................................................................................          442,145
                                                                                                           -----------
  Net investment income (loss)                                                                               1,461,622
                                                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments, futures and options purchased ............................       (1,527,010)
  Net realized loss from foreign currency transactions and forward foreign currency contracts .......       (2,548,177)
  Net change in unrealized gain (loss) on investments and options ...................................       (2,393,187)
  Net change in unrealized gain on futures, foreign denominated assets, liabilities and
    forward foreign currency contracts ..............................................................         (249,310)
                                                                                                           -----------
  Net gain (loss) on investments and foreign currency transactions ..................................       (6,717,648)
                                                                                                           -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................      $(5,256,062)
                                                                                                           ===========


                        See Notes to Financial Statements

          VAN ECK/CHUBB                   VAN ECK/CHUBB
           GOVERNMENT                      GROWTH AND                      VAN ECK/CHUBB                   VAN ECK/CHUBB
           SECURITIES                        INCOME                         TAX-EXEMPT                     TOTAL RETURN
              FUND                            FUND                             FUND                            FUND
          ------------                    ------------                     ------------                    ------------
            $  925,771                    $     97,523                      $  756,953                     $    13,729
                    --                         272,499                              --                          48,881
                    --                          (5,114)                             --                            (681)
            ----------                    ------------                      ----------                     -----------
               925,771                         364,908                         756,953                          61,929
            ----------                    ------------                      ----------                     -----------

                71,940                         152,008                          67,177                          68,662
                31,308                          63,876                          29,221                          29,218
                78,270                         159,689                          73,052                          73,045
                21,381                          45,968                          19,563                          28,434
                14,819                           9,819                          12,556                          12,839
                 5,700                          10,332                           2,338                           5,299
                 5,837                           6,388                           2,912                           3,522
                   900                           3,194                             846                             200
                   247                           1,656                           1,204                           1,608
                 3,000                          12,775                           4,437                           3,922
            ----------                    ------------                      ----------                     -----------
               233,402                         465,705                         213,306                         226,749
               (76,862)                        (34,544)                        (67,202)                        (29,527)
            ----------                    ------------                      ----------                     -----------
               156,540                         431,161                         146,104                         197,222
            ----------                    ------------                      ----------                     -----------
               769,231                         (66,253)                        610,849                        (135,293)
            ----------                    ------------                      ----------                     -----------

                30,618                       1,030,600                          10,263                         394,276
                    --                              --                              --                              --
              (140,001)                     (6,673,503)                         43,069                      (2,731,390)

                    --                              --                              --                              --
            ----------                    ------------                      ----------                     -----------
              (109,383)                     (5,642,903)                         53,332                      (2,337,114)
            ----------                    ------------                      ----------                     -----------
            $  659,848                    $ (5,709,156)                     $  557,517                     $(2,472,407)
            ==========                    ============                      ==========                     ===========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   VAN ECK/CHUBB
                                                                                                      GLOBAL
                                                                                                      INCOME
                                                                                                       FUND
                                                                                            --------------------------
                                                                                             SIX MONTHS        YEAR
                                                                                                ENDED          ENDED
                                                                                            JUNE 30, 2001    DECEMBER
                                                                                             (UNAUDITED)     31, 2000
                                                                                            -------------   ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) .........................................................    $ 1,461,622    $ 3,853,308
  Net realized gain (loss) on investments, futures and options purchased ...............     (1,527,010)    (2,357,730)
  Net realized gain on options written                                                               --        150,762
  Net realized loss from foreign currency transactions and forward
    foreign currency contracts .........................................................     (2,548,177)    (1,923,833)
  Net change in unrealized gain (loss) on investments, futures, options,
    foreign denominated assets, liabilities and forward foreign currency contracts .....     (2,642,497)       608,371
                                                                                            -----------    -----------
  Net increase (decrease) in net assets resulting from operations ......................     (5,256,062)       330,878
                                                                                            -----------    -----------
DIVIDENDS AND DISTRIBUTIONS:
  From net investment income ...........................................................     (1,463,997)    (2,047,792)
  From net realized gains ..............................................................             --             --
  From tax returns of capital ..........................................................             --     (1,802,669)
                                                                                            -----------    -----------
  Total dividends and distributions ....................................................     (1,463,997)    (3,850,461)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM SHAREHOLDER TRANSACTIONS (NOTE E) .......     (1,045,446)    (2,950,666)
                                                                                            -----------    -----------
  Net increase (decrease) in net assets ................................................     (7,765,505)    (6,470,249)
Net Assets:
  Beginning of period ..................................................................     69,614,654     76,084,903
                                                                                            -----------    -----------
  End of period ........................................................................    $61,849,149    $69,614,654
                                                                                            ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..................................    $(3,430,903)   $  (887,351)
                                                                                            ===========    ===========

                        See Notes to Financial Statements

             VAN ECK/CHUBB                VAN ECK/CHUBB
              GOVERNMENT                   GROWTH AND                                                VAN ECK/CHUBB
              SECURITIES                     INCOME                     VAN ECK/CHUBB                TOTAL RETURN
                 FUND                         FUND                     TAX-EXEMPT FUND                   FUND
      --------------------------   --------------------------    --------------------------   --------------------------
       SIX MONTHS        YEAR        SIX MONTHS       YEAR        SIX MONTHS       YEAR        SIX MONTHS        YEAR
          ENDED          ENDED          ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
      JUNE 30, 2001    DECEMBER     JUNE 30, 2001   DECEMBER     JUNE 30, 2001   DECEMBER     JUNE 30, 2001    DECEMBER
       (UNAUDITED)     31, 2000      (UNAUDITED)    31, 2000      (UNAUDITED)    31, 2000      (UNAUDITED)     31, 2000
      -------------   ----------    -------------  ----------    -------------  ----------    -------------   ----------


      $   769,231    $ 1,566,607   $   (66,253)   $  (400,741)  $   610,849    $ 1,274,553    $   364,707   $   670,282
           30,618         83,116     1,030,600      3,622,941        10,263         20,016        394,276     4,486,387
              --              --            --             --            --             --             --            --

              --              --            --            --             --             --             --            --

         (140,001)     1,462,113    (6,673,503)   (21,180,656)       43,069      1,401,512     (2,731,390)   (7,143,192)
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
          659,848      3,111,836    (5,709,156)   (17,958,456)      664,181      2,696,081     (1,972,407)   (1,986,523)
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------

         (769,231)    (1,566,607)           --             --      (610,472)    (1,273,425)      (363,156)     (683,663)
               --             --         3,559     (3,400,745)           --        (23,645)            --    (4,240,966)
               --             --            --             --            --             --             --            --
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
         (769,231)    (1,566,607)        3,559     (3,400,745)     (610,472)    (1,297,070)      (363,156)   (4,924,629)
         (165,078)        60,187    (2,942,485)    (4,389,639)      (49,134)      (478,309)    (1,495,655)   (1,443,865)
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
         (274,461)     1,605,416    (8,648,082)   (25,748,840)        4,575        920,702     (3,831,218)   (8,355,017)

       31,496,324     29,890,908    69,090,729     94,839,569    29,329,301     28,408,599     31,704,418    40,059,435
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
      $31,221,863    $31,496,324   $60,442,647    $69,090,729   $29,333,876    $29,329,301    $27,873,200   $31,704,418
      ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========
      $    20,004    $    20,004   $   (81,455)   $   (15,202)  $    (9,561)   $    (9,938)   $    (5,061)  $    (1,471)
      ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

                                                                      VAN ECK/CHUBB GLOBAL INCOME FUND
                                                        -----------------------------------------------------------------
                                                                                    CLASS A
                                       SIX MONTHS       -----------------------------------------------------------------
                                          ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2001     -----------------------------------------------------------------
                                       (UNAUDITED)       2000           1999          1998           1997           1996
                                       -----------      ------         ------        ------         ------         ------
Net Asset Value,
  Beginning of Period ................    $8.48          $8.89         $10.32         $9.64         $10.24         $10.21
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............    0.179          0.457          0.458         0.421          0.471          0.551
  Net Gains (Losses) on
    Investments and Foreign
    Currency Transactions (both
    Realized and Unrealized) .........   (0.829)        (0.406)        (1.430)        0.994         (0.476)         0.030
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations .......................   (0.650)        (0.051)        (0.972)        1.415         (0.005)         0.581
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income ................   (0.180)        (0.245)        (0.323)       (0.445)        (0.398)        (0.485)
  Dividends in Excess of
    Net Investment Income ............       --             --             --            --             --         (0.066)
  Distributions from
    Net Realized Gains ...............       --             --             --        (0.290)        (0.084)            --
  Distributions in Excess of
    Net Realized Gains ...............       --             --             --            --         (0.040)            --
  Tax Returns of Capital .............       --         (0.216)        (0.135)           --         (0.073)            --
                                         ------         ------         ------        ------         ------         ------
  Total Distributions ................    0.180         (0.461)        (0.458)       (0.735)        (0.595)        (0.551)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .......    $7.65          $8.48         $8.89         $10.32          $9.64         $10.24
                                         ======         ======         ======        ======         ======         ======
Total Return(A) ......................   (7.74%)         0.74%         (9.55%)       15.00%          0.02%          5.95%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..................    1.37%(D)       1.42%          1.42%         1.56%          1.56%          1.68%
  Net Expenses .......................    1.35%(D)       1.35%          1.35%         1.35%          1.35%          1.23%
  Net Investment Income(C) ...........    4.48%(D)       5.45%          4.83%         4.24%          4.62%          5.49%
Portfolio Turnover Rate ..............    8.83%         66.12%        101.78%        99.31%        185.95%         80.70%
Net Assets, At End of Period (000) ...  $61,849        $69,615        $76,085       $91,210        $52,088        $12,227

----------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 4.48%, 5.38%, 4.76%, 4.03%, 4.41% and 5.04%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                   VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                                        -----------------------------------------------------------------
                                                                                    CLASS A
                                       SIX MONTHS       -----------------------------------------------------------------
                                          ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2001     -----------------------------------------------------------------
                                       (UNAUDITED)       2000           1999          1998           1997           1996
                                      -------------     ------         ------        ------         ------         ------
Net Asset Value,
    Beginning of Period ..............   $10.87         $10.34         $11.02        $10.82         $10.48         $10.78
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............    0.266          0.541          0.550         0.583          0.616          0.623
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) ..................   (0.030)         0.530         (0.680)        0.200          0.340         (0.300)
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations .......................    0.236          1.071         (0.130)        0.783          0.956          0.323
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income ................   (0.266)        (0.541)        (0.550)       (0.583)        (0.616)        (0.623)
                                         ------         ------         ------        ------         ------         ------
  Total Distributions ................   (0.266)        (0.541)        (0.550)       (0.583)        (0.616)        (0.623)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .......   $10.84         $10.87         $10.34        $11.02         $10.82         $10.48
                                         ======         ======         ======        ======         ======         ======
Total Return(A) ......................    2.18%         10.67%         (1.20%)        7.40%          9.44%          3.19%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..................    1.49%(D)       1.50%          1.50%         1.61%          1.55%          1.60%
  Net Expenses .......................    1.00%(D)       1.00%          1.00%         1.00%          1.00%          0.93%
  Net Investment Income(C) ...........    4.91%(D)       5.16%          5.15%         5.32%          5.78%          5.94%
Portfolio Turnover Rate ..............    2.72%          0.99%         41.09%        14.10%         39.86%        140.94%
Net Assets, At End of Period (000) ...  $31,222        $31,496        $29,891       $32,730        $31,739        $12,818

----------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 4.42%, 4.66%, 4.65%, 4.71%, 5.23% and 5.27%, respectively, had the Investment Manager not waived fees and had expenses not been assumed..
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                     VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                        -----------------------------------------------------------------
                                                                                    CLASS A
                                       SIX MONTHS       -----------------------------------------------------------------
                                          ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2001     -----------------------------------------------------------------
                                       (UNAUDITED)       2000           1999          1998           1997           1996
                                      -------------     ------         ------        ------         ------         ------
Net Asset Value,
    Beginning of Period .............    $21.17         $27.73         $23.96        $24.56         $21.04         $18.58
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ......    (0.021)        (0.123)       (0.030)         0.110          0.096          0.250
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) .................    (0.699)        (5.377)         7.080        (0.156)         5.286          3.931
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations ......................    (0.720)        (5.500)         7.050        (0.046)         5.382          4.181
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income ...............        --             --             --        (0.111)        (0.096)        (0.250)
  Dividends in Excess of Net
    Investment Income ...............        --             --             --            --         (0.004)            --
  Distributions from Net
    Realized Gains ..................    (1.060)        (1.060)        (3.280)       (0.443)        (1.762)        (1.471)
                                         ------         ------         ------        ------         ------         ------
  Total Distributions ...............    (1.060)        (1.060)        (3.280)       (0.554)        (1.862)        (1.721)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period ......    $19.39         $21.17        $27.73         $23.96         $24.56         $21.04
                                         ======         ======         ======        ======         ======         ======
Total Return(A) .....................    (8.41%)       (19.83%)        29.42%        (0.18%)        25.85%         22.50%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) .................     1.46%(D)       1.38%          1.50%         1.57%          1.49%          1.58%
  Net Expenses ......................     1.35%(D)       1.35%          1.32%         1.25%          1.25%          1.06%
  Net Investment Income (Loss)(C) ...    (0.21%)(D)     (0.46%)        (0.16%)        0.44%          0.49%          1.29%
Portfolio Turnover Rate .............    16.18%        124.93%        133.63%        43.42%         21.02%         44.50%
Net Assets, At End of Period (000) ..   $60,443        $69,091        $94,840       $67,478        $66,762        $40,282

----------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been (0.32%), (0.49%), (0.34%), 0.12%, 0.25% and 0.77%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                          VAN ECK/CHUBB TAX-EXEMPT FUND
                                                        -----------------------------------------------------------------
                                                                                    CLASS A
                                       SIX MONTHS       -----------------------------------------------------------------
                                          ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2001     -----------------------------------------------------------------
                                       (UNAUDITED)       2000           1999          1998           1997           1996
                                      -------------     ------         ------        ------         ------         ------
Net Asset Value,
  Beginning of Period .................  $12.39         $11.80         $12.74        $12.56         $12.15         $12.33
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............   0.258          0.537          0.533         0.537          0.581          0.611
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) ...................   0.010          0.600         (0.935)        0.202          0.450         (0.137)
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations ........................   0.268          1.137         (0.402)        0.739          1.031          0.474
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income .................  (0.258)        (0.537)        (0.533)       (0.539)        (0.581)        (0.611)
  Distributions from Capital Gains ....      --         (0.010)        (0.005)       (0.020)        (0.036)
   (0.043)
  Distributions in Excess of
    Capital Gains .....................      --             --             --            --         (0.004)            --
                                         ------         ------         ------        ------         ------         ------
  Total Distributions .................  (0.258)        (0.547)        (0.538)       (0.559)        (0.621)        (0.654)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period ........  $12.40         $12.39         $11.80        $12.74         $12.56         $12.15
                                         ======         ======         ======        ======         ======         ======
Total Return(A) .......................   2.34%          9.89%         (3.25%)        6.01%          8.73%          4.00%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ...................   1.46%(D)       1.53%          1.52%         1.63%          1.56%          1.65%
  Net Expenses ........................   1.00%(D)       1.00%          1.00%         1.00%          1.00%          0.98%
  Net Investment Income(C) ............   4.18%(D)       4.48%          4.30%         4.23%          4.74%          5.00%
Portfolio Turnover Rate ...............  11.72%          5.34%          0.74%         2.50%         12.78%         16.29%
Net Assets, At End of Period (000) .... $29,334        $29,329        $28,409       $31,680        $31,288        $15,061

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 3.72%, 3.95%, 3.78%, 3.60%, 4.18% and 4.33%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                        VAN ECK/CHUBB TOTAL RETURN FUND
                                                        -----------------------------------------------------------------
                                                                                    CLASS A
                                       SIX MONTHS       -----------------------------------------------------------------
                                          ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2001     -----------------------------------------------------------------
                                       (UNAUDITED)       2000           1999          1998           1997           1996
                                      -------------     ------         ------        ------         ------         ------
Net Asset Value,
  Beginning of Period                    $15.67         $19.26         $19.27        $20.22         $17.41         $15.96
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                   0.188          0.343          0.417         0.393          0.365          0.370
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized)                      (1.198)        (1.363)         3.113         0.158          3.778          2.321
                                         ------         ------         ------        ------         ------         ------
  Total from Investment Operations       (1.010)        (1.020)         3.530         0.551          4.143          2.691
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income                    (0.190)        (0.350)        (0.410)       (0.390)        (0.365)        (0.370)
  Dividends in Excess of
    Net Investment Income                    --             --             --            --         (0.004)            --
  Distributions from Capital Gains           --         (2.220)        (3.130)       (1.111)        (0.964)        (0.871)
                                         ------         ------         ------        ------         ------         ------
  Total Distributions                    (0.190)        (2.570)        (3.540)       (1.501)        (1.333)        (1.241)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period           $14.47         $15.67         $19.26        $19.27         $20.22         $17.41
                                         ======         ======         ======        ======         ======         ======
Total Return(A)                           (6.38%)       (5.43%)        18.57%         2.73%         24.09%         17.04%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B)                       1.55%(D)       1.49%          1.49%         1.61%          1.51%          1.59%
  Net Expenses                            1.35%(D)       1.35%          1.32%         1.25%          1.25%          1.08%
  Net Investment Income(C)                2.50%(D)       1.77%          2.07%         1.87%          1.92%          2.26%
Portfolio Turnover Rate                  11.37%         74.95%         59.16%        15.78%         15.80%         27.01%
Net Assets, At End of Period (000)      $27,873        $31,704        $40,059       $42,524        $49,934        $31,064

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 2.30%, 1.63%, 1.90%, 1.51%, 1.66% and 1.75%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.
(D) Annualized.


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of five funds (the "Funds"): Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund. On June 15, 1999, Class B shares for Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Total Return Fund ceased operations. On June 16, 1999, Class B shares for Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Tax-Exempt Fund ceased operations.

At June 30, 2001, Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned the following shares of each
Fund:

                                                           SHARES         % OF
                                                            OWNED        SHARES
                                                           ------        ------
Van Eck/Chubb Global Income Fund
  Class A shares ..................................       6,211,776       76.86%
Van Eck/Chubb Government Securities Fund
  Class A shares ..................................       2,436,427      84.56%
Van Eck/Chubb Growth and Income Fund
  Class A shares ..................................       1,836,326      58.90%
Van Eck/Chubb Tax-Exempt Fund
  Class A shares ..................................       1,815,672      76.76%
Van Eck/Chubb Total Return Fund
  Class A shares ..................................       1,014,721      52.69%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determine that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

All U.S. dollar denominated cash is held in an interest bearing account.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds generally do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Van Eck/Chubb Global Income Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such fluctuations are included in net realized gain or loss from foreign currency transactions.

Reported net realized gain or loss from foreign currency transactions (including forward foreign currency contracts) arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. For the Van Eck/Chubb Global Income Fund, the fluctuations in exchange rates on sales or maturities of foreign currency-denominated debt obligations are also included. Net unrealized gain or loss from foreign currency transactions arise from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At June 30, 2001, the Van Eck/Chubb Global Income Fund had the following open forward foreign currency contracts:

                                                                    UNREALIZED
                                        CONTRACT       CURRENT     APPRECIATION
CONTRACTS                                VALUE          VALUE     (DEPRECIATION)
---------                               --------     ----------   --------------
FOREIGN CURRENCY BUY CONTRACTS:
EUR    6,742,618 expiring 7/03/01     $5,708,570     $5,721,775     $  13,205
GBP    3,423,680 expiring 7/03/01      4,811,641      4,838,495        26,854
JPY        1,567,672,000 expiring
                  7/03/01-7/17/01     12,762,184     12,588,004      (174,180)
FOREIGN CURRENCY SELL CONTRACT:
EUR            6,742,618 expiring
                  7/03/01-7/17/01     11,600,000     11,535,602        64,398
GBP            6,841,267 expiring
                  7/03/01-7/17/01      9,600,000      9,665,325       (65,325)
JPY  783,836,000 expiring 7/03/01      6,306,446      6,289,886        16,560
                                                                    ---------
                                                                    $(118,488)
                                                                    =========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund. Dividends from net realized capital gains are declared and distributed at least once annually, if available. Dividends distributed to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

At December 31, 2000, the Van Eck/Chubb Government Securities Fund had $196,922 of accumulated realized losses, of which $153,327 expires in 2001 and $43,595 expires in 2007, the Van Eck/Chubb Growth and Income Fund had $8,215,559 of accumulated realized losses expiring in 2006 which are limited under the tax rules, and the Van Eck/Chubb Global Income Fund had $5,897,902 of accumulated realized losses, of which $118,060 expires in 2001, $2,614,151 expires in 2003, $1,335,849 expires in 2007 and $1,829,842 expires in 2008. These losses are available to be used to offset future realized capital gains.

ORGANIZATION COSTS: Costs incurred in connection with the initial organization of the Van Eck/Chubb Global Income Fund are being amortized on a straight-line basis over a period of five years.

PREMIUM AMORTIZATION--In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPAAudit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Total Return Fund currently amortize premiums on fixed income securities using the straight-line method. Upon adoption of the scientific method, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Total Return Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets.

NOTE C--INVESTMENTS

As of June 30, 2001, gross unrealized gains and losses on investments were as follows:

                                       GROSS         GROSS             NET
                                     UNREALIZED    UNREALIZED      UNREALIZED
                                       GAINS         LOSSES       GAINS (LOSSES)
                                    ----------     ----------     --------------
Van Eck/Chubb Global
  Income Fund ....................  $  646,580     $7,856,116      $(7,209,536)
Van Eck/Chubb Government
  Securities Fund ................     488,163        115,137          373,026
Van Eck/Chubb Growth and
  Income Fund ....................   1,861,930      6,390,074       (4,528,144)
Van Eck/Chubb Tax-Exempt Fund ....   1,089,370         35,342        1,054,028
Van Eck/Chubb Total Return Fund ..   1,274,912      3,389,902       (2,114,990)


Purchases and sales of investment securities for the six months ended June 30, 2001, other than short-term obligations, were as follows:

                                                                PROCEEDS
                                                COST OF           FROM
                                               INVESTMENT      INVESTMENT
                                               SECURITIES      SECURITIES
                                                PURCHASED          SOLD
                                               -----------     -----------
Van Eck/Chubb Global Income Fund ............  $ 5,377,681     $ 6,041,465
Van Eck/Chubb Government
  Securities Fund ...........................    1,983,125         821,411
Van Eck/Chubb Growth and Income Fund ........   10,138,456      13,737,132
Van Eck/Chubb Tax-Exempt Fund ...............    3,372,608       3,615,690
Van Eck/Chubb Total Return Fund .............    3,260,114       7,089,182

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the six months ended June 30, 2001, received $29,619 in sales loads of which $5,215 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares.

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                                        INVESTMENT      INVESTMENT
NET ASSETS                                            MANAGER     ADMINISTRATOR
--------------                                      -----------   -------------
First $200 Million ..............................       0.20%           0.45%
Next $1.1 Billion ...............................       0.19%           0.41%
Over $1.3 Billion ...............................       0.18%           0.37%

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $4,862 for Van Eck/Chubb Global Income Fund, $1,496 for Van Eck/Chubb Government Securities Fund, $8,288 for Van Eck/Chubb Growth and Income Fund, $1,430 for Van Eck/Chubb Tax-Exempt Fund and $2,922 for Van Eck/Chubb Total Return Fund.

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the six months ended June 30, 2001, Van Eck/Chubb Global Income Fund--1.35%, Van Eck/Chubb Government Securities Fund--1%, Van Eck/Chubb Growth and Income Fund--1.35%, Van Eck/Chubb Tax-Exempt Fund--1%, and Van Eck/Chubb Total Return Fund--1.35%.

NOTE E--SHAREHOLDER TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                    VAN ECK/CHUBB GLOBAL INCOME FUND
                           ----------------------------------------------------
                               SIX MONTHS ENDED                YEAR ENDED
                           JUNE 30, 2001 (UNAUDITED)       DECEMBER 31, 2000
                           -------------------------    -----------------------
CLASS A                    SHARES        DOLLARS        SHARES         DOLLARS
                           ------        ---------      ------         -------
Shares sold .........      36,035     $    294,310      332,311     $ 2,833,272
Shares issued as
  reinvestment of
  dividends and
  distributions .....      31,107          249,328      311,835       2,652,510
Shares redeemed .....    (195,439)      (1,589,084)    (991,608)     (8,436,448)
                      -----------     ------------   ----------     -----------
Net decrease ........    (128,297)    $ (1,045,446)    (347,462)    $(2,950,666)
                      ===========     ============   ==========     ===========

                                   VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                           ----------------------------------------------------
                               SIX MONTHS ENDED                YEAR ENDED
                           JUNE 30, 2001 (UNAUDITED)       DECEMBER 31, 2000
                           -------------------------    -----------------------
CLASS A                    SHARES        DOLLARS        SHARES         DOLLARS
                           ------        ---------      ------         -------
Shares sold .........      36,403     $    396,569      163,001     $ 1,703,003
Shares issued as
  reinvestment of
  dividends .........       8,995           98,043      103,027       1,074,227
Shares redeemed .....     (60,520)        (659,690)    (260,553)     (2,717,043)
                      -----------     ------------   ----------     -----------
Net increase
  (decrease) ........   (15,122)    $   (165,078)       5,475     $    60,187
                      ===========     ============   ==========     ===========

                                    VAN ECK/CHUBB GROWTH AND INCOME FUND
                           ----------------------------------------------------
                               SIX MONTHS ENDED                YEAR ENDED
                           JUNE 30, 2001 (UNAUDITED)       DECEMBER 31, 2000
                           -------------------------    -----------------------
CLASS A                    SHARES        DOLLARS        SHARES         DOLLARS
                           ------        ---------      ------         -------
Shares sold .........      26,322     $    534,546      149,267     $ 3,947,626
Shares issued as
  reinvestment of
  dividends and
  distributions .....          --               --       62,109       1,314,844
Shares redeemed .....    (173,020)      (3,477,031)    (367,676)     (9,652,109)
                      -----------     ------------   ----------     -----------
Net decrease ........    (146,698)    $ (2,942,485)    (156,300)    $(4,389,639)
                      ===========     ============   ==========     ===========

                                      VAN ECK/CHUBB TAX-EXEMPT FUND
                           ----------------------------------------------------
                               SIX MONTHS ENDED                YEAR ENDED
                           JUNE 30, 2001 (UNAUDITED)       DECEMBER 31, 2000
                           -------------------------    -----------------------
CLASS A                    SHARES        DOLLARS        SHARES         DOLLARS
                           ------        ---------      ------         -------
Shares sold .........      34,472     $    428,317       74,520     $   892,511
Shares issued as
  reinvestment of
  dividends and
  distributions .....       8,490          105,384       72,964         869,525
Shares redeemed .....     (46,916)        (582,835)    (187,621)     (2,240,345)
                      -----------     ------------   ----------     -----------
Net decrease ........      (3,954)    $    (49,134)     (40,137)    $  (478,309)
                      ===========     ============   ==========     ===========

                                     VAN ECK/CHUBB TOTAL RETURN FUND
                           ----------------------------------------------------
                               SIX MONTHS ENDED                YEAR ENDED
                           JUNE 30, 2001 (UNAUDITED)       DECEMBER 31, 2000
                           -------------------------    -----------------------
CLASS A                    SHARES        DOLLARS        SHARES         DOLLARS
                           ------        ---------      ------         -------
Shares sold .........      23,169     $    262,491       34,690     $   662,737
Shares issued as
  reinvestment of
  dividends and
  distributions .....       5,423           79,006      150,157       2,471,710
Shares redeemed .....    (126,794)      (1,837,152)    (240,678)     (4,578,312)
                      -----------     ------------   ----------     -----------
Net decrease ........     (98,202)    $ (1,495,655)     (55,831)    $(1,443,865)
                      ===========     ============   ==========     ===========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE F--FUTURES CONTRACTS

As of June 30, 2001, the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker cash in an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized. At June 30, 2001, the Van Eck/Chubb Global Income Fund had the following open futures contract:

                     EXPIRATION  NUMBER OF  CONTRACT       CURRENT   UNREALIZED
                         DATE    CONTRACTS    VALUE         VALUE   APPRECIATION
                       -------   ---------   -------       -------  ------------
LONG CONTRACT:
10 Year Euro
Bundesobligation       9/30/01      29     $2,614,379    $2,621,302     $6,923
LONG CONTRACT:
10 Year Jpy
JPN(TSE)Bond           9/11/01       2      2,256,276     2,256,447        171
                                                                        ------
                                                                        $7,094
                                                                        ======

NOTE G--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb Funds, Inc. established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 2001, the total liability portion of the Plan is as follows:

Van Eck/Chubb Global Income Fund--$5,354, Van Eck/Chubb Government Securities Fund--$2,443, Van Eck/Chubb Growth and Income Fund--$5,528, Van Eck/Chubb Tax-Exempt Fund--$2,345 and Van Eck/Chubb Total Return Fund--$3,110.

NOTE H--BANK LINE OF CREDIT

The Van Eck/Chubb Funds, Inc. may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Funds did not borrow under the Facility.

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This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.


VAN ECK GLOBAL [LOGO]

Investment Adviser: Chubb Asset Managers, Inc.
Distributor:        Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016
                    www.vaneck.com
Account Assistance: (800) 544-4653